                                    NET LEASE

     THIS LEASE, Made this 14th day of September, 1979, by and between Max & Elizabeth Haechler 6116 E. Cactus Wren, Scottsdale, Arizona 85253 ("Lessor"), and Max of Switzerland an Arizona Corporation ("Lessee").

                              W I T N E S S E T H:

     1. Leased Premises. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, certain premises consisting of Automobile Dealership facilities at 6903, 6905, 6907, 6913, 6925 E. McDowell Rd., Scottsdale, Arizona 85257 (see attached legal description of subject property & survey) (the "Leased Premises"), the Leased Premises being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes.

     2. Term. The term of this Lease shall be for Eighteen (18) years, commencing on October 1, 1979, (the "Commencement Date"), and terminating September 30, 1997 (11) years after the Commencement Date.

     3. Basic Rent. Lessee shall pay to Lessor without demand, deduction, or offset as rent for the Leased Premises the total sum of TWO MILLION THREE HUNDRED SEVENTY SIX THOUSAND DOLLARS ($2,376,000.00), payable in monthly installments of ELEVEN THOUSAND DOLLARS ($11,000,00), the first installment payable in advance on the first day of the term of this lease and subsequent installments payable in advance on the first day of each month thereafter during the term of this lease.

     4. Taxes. Lessee shall pay as additional rent any privilege tax, sales tax, gross proceeds tax, rent tax, or like tax (but not including income tax), now or hereafter levied, assessed or imposed by any federal, state, county, or municipal governmental authority, or any, subdivision thereof, upon any rent or other payments required to be paid under this lease.

     Lessee shall also pay before delinquent as additional rent all personal property taxes and assessments levied or assessed by any governmental authority against any personal property or fixtures of Lessee in, on, or about the Leased Premises.

     Lessee shall pay before delinquent, as additional rent, exhibiting receipts therefor to Lessor on demand, all real property taxes and assessments levied or assessed against the Leased Premises and improvements thereon, both general and special, foreseen and unforeseen, and all water charges or assessments levied in connection with any improvements or irrigation projects, or district or other taxes, assessments or governmental charges of any kind levied or assessed against, the Leased Premises. Lessee shall have the right, in good faith and at its sole and own cost and expense and in its own name or in the name of Lessor, to protest or contest or seek to have reviewed, reduced, equalized, or abated any tax or assessment by legal proceedings in such manner as it may deem advisable. No protest, contest, or other action, however, shall be maintained by Lessee after the time limited for the payment without penalty or interest of the tax or assessment unless Lessee shall have first paid the amount of such tax or assessment under protest or shall have procured a stay of proceedings to enforce the collection thereof, and shall have also provided for the payment thereof together with all penalties, interest, costs, and expenses by the deposit of a bond in form approved by Lessor if required by law to accomplish such stay.

     5. Purpose. Lessee shall use and occupy the Leased Premises or cause said Leased Premises to be used only as Automobile Agency and for no other purpose without Lessor's prior written consent. Lessee shall operate its business on the Leased Premises in conformity with all applicable laws, regulations, ordinances, and licensing requirements, if any.

     6. Utilities. Lessee shall pay or cause to be paid when due all charges for water, gas, electricity, telephone service, sewage services, garbage services, and other utilities used in or upon the Leased Premises during the term of this lease.

     7. Maintenance. During the term of this lease, Lessee, at its own cost and expense, shall keep and maintain the Leased Premises and all buildings and improvements thereon, in good order, condition and repair, hereby waiving all rights to make repairs at the expense of Lessor, and shall not cause any nuisance or cause or permit any waste or allow any trash to accumulate on the Leased Premises. Further, Lessee agrees to make any and all necessary replacements to air-conditioning, cooling, heating, plumbing, lighting, and other equipment on the Leased Premises and to any other part of the Leased Premises in the event said replacements are necessary. Lessee shall have the right at its sole cost and expense at any time and from time to time, to make such alterations and improvements to the building on the Leased Premises which do not adversely affect the value thereof as Lessee sees fit, provided, however, that no structural alterations shall be made without first obtaining the written consent and approval of the Lessor as to the proposed plans and specifications, which consent and approval Lessor agrees will not be unreasonably withheld and further provided that any alterations or improvements shall be done expeditiously and in a good and workmanlike manner. Lessee agrees to provide Lessor with a performance bond or other security satisfactory to Lessor to insure the fact that there will be no mechanic's liens or materialmen's liens or any other liens against the premises caused by Lessee's alterations or other improvements and to indemnify and hold harmless Lessor from and against any such liens. In the event that Lessee does not make the necessary repairs, replacements, or maintenance as herein provided, Lessor, after giving Lessee thirty (30) days' written notice, shall have the right to do the same and all amounts so expended by the Lessor shall be deemed additional rental, to be due and owing at the time the next rental payment is due following the date that such repairs, replacements, or maintenance have been done by the Lessor. Any and all alterations, repairs, replacements, and additions that are made by either party shall immediately become the property of the Lessor.

     8. Insurance. During the term of this lease, Lessee, at Lessee's expense, shall keep all improvements on the Leased Premises insured against loss or damage by fire and the hazards covered by extended coverage insurance in an amount equal to not less than the full replacement value of such improvements without offset for depreciation. The policy or policies therefor shall name Lessor as insured and shall be payable to Lessor with a waiver of subrogation clause and a standard mortgage clause in favor of the holder of any mortgage (the "mortgagee") on the Leased Premises and shall contain a replacement cost endorsement. The policy or policies shall in all respects and amounts be acceptable to Lessor and the mortgagee, and, without limiting the foregoing general requirement, shall provide coverage for six (6) months' loss of rent and vandalism and malicious mischief. Lessee shall not commit or permit any acts in or about the Leased Premises which may in any way impair or invalidate such policy or policies of insurance for the building. The full replacement value of such improvements shall be determined from time to time (but not less often than once every three years) by Lessee and its insurer or insurers.

     Lessor and Lessee each hereby release the other and their respective agents, servants, and employees from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or its agents, servants, and employees or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as Lessor's and Lessee's insurance policies, as the case may be, shall permit that any such release shall not adversely affect or impair said policies or prejudice the right of Lessor or Lessee, as the case may be, to recover thereunder.

     Lessee shall be solely responsible for obtaining any fire or extended coverage insurance for personal property and improvements of Lessee and for all goods, commodities and material stored by Lessee in or about the Leased Premises.

     9. Casualty. If the Leased Premises are wholly or partially destroyed by fire or other casualty, Lessee shall promptly rebuild, repair or restore the Leased Premises to their condition at the time immediately preceding the loss or damage.

If the damage is caused by an insured casualty, Lessee shall give immediate notice thereof in writing to Lessor, and shall fully cooperate with Lessor and the mortgagee in filing all necessary proofs of claim with insurance companies and the proceeds of such insurance applicable to the Leased Premises shall be made available to Lessee for such restoration. The complete or partial destruction of the Leased Premises shall not affect or abrogate Lessee's obligation to make rental payments pursuant to the terms of this lease. Lessee expressly waives any statutory right under the laws of the State of Arizona to cease paying rent and surrender the Leased Premises in the event of injury to or destruction of said Leased Premises.

     10. Liability Insurance. During the term of this lease, Lessee, at Lessee's expense, shall maintain comprehensive general liability insurance including contractual liability against claims for injury, wrongful death, or property damage occurring upon, in, or about the Leased Premises, in companies and in form acceptable to Lessor, with minimum limits of Two Hundred Fifty Thousand Dollars ($250,000,00) on account of bodily injuries to or death of one person, Five Hundred Thousand Dollars ($500,000.00) on account of bodily injuries or death of more than one person as the result of any one accident or disaster, and property damage insurance with minimum limits of Fifty Thousand Dollars ($50,000.00).

     11. Insurance Certificates. Promptly after the commencement of the term of this lease, Lessee shall deliver to Lessor certificates of its insurers evidencing all the insurance required to be maintained in Paragraphs 8 and 10 herein, and, within thirty (30) days prior to the expiration of any such insurance, other certificates evidencing the renewal of such insurance, together with receipts showing payment of the premiums therefor. Each such certificate shall contain a clause requiring twenty (20) days' notice to Lessor and the mortgagee before any such policy can be cancelled or nonrenewed.

     If Lessee at any time fails or refuses to maintain such insurance, Lessor may, but shall not be obligated to, obtain such insurance and Lessee shall pay Lessor on demand, as additional rent, the premiums therefor, together with interest thereon from the date of payment thereof at the rate of ten percent (10%) per annum.

     12. Indemnity. Lessee shall indemnify and hold Lessor harmless from and against all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, charges, and expenses, including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Lessor arising from any use or condition of the Leased Premises by or attributable to Lessee or Lessee's employees, customers, agents, invitees, licensees, and guests. In the event that any action or proceeding shall be brought against Lessor by reason of any claim above referred to, Lessee, upon written notice from Lessor, shall at Lessee's sole cost and expense defend the same. Lessor shall not be liable for any damage to or theft of any personal property, goods, commodities, or materials in or about the Leased Premises.

     13. Condemnation. If the Leased Premises, or such a substantial portion thereof as shall prevent Lessee from conducting its business under this lease, shall be taken by proper authority for public use, Lessee may terminate this lease by giving Lessor written notice of such termination within thirty (30) days after such taking and the rent shall abate during the unexpired portion of this lease, effective from the date when possession of the part so taken shall be required. If a portion of the Leased Premises is taken and the part not taken shall be sufficient for the reasonable use of Lessee's business under this lease, this lease shall be reduced in proportion to which the Leased Premises so taken bears to the Leased Premises originally leased, provided, that consideration shall be given to the respective values of the space taken and the space not taken. All compensation awarded for any such taking shall belong to and be the property of the Lessor or the mortgagee (as governed by separate agreement between them); provided, however, that Lessee shall be entitled to an award only for Lessee's loss of business and the taking of or depreciation to, and the cost of removal of, Lease's stock in trade, trade fixtures, equipment, and other personal property in the Leased Premises.

     14. Liens. If the Leased Premises or Lessee's leasehold interest therein, shall at any time during the term of the lease become subject to any mechanic's, laborer's or materialman's lien based upon the furnishing of material or labor to Lessee on the Leased Premises and contracted for by Lessee, Lessee shall cause the same, at Lessee's expense, to be discharged within sixty (60) days after notice thereof, unless the lien is then being litigated in good faith by the Lessee, and shall indemnify and hold harmless Lessor from and against any such lien.

     15. Assignment. Lessee shall not assign this lease or sublet the Leased Premises, or any part thereof, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Any such assignment or subletting shall not release Lessee hereunder, and Lessee shall remain jointly and severally liable with any assignee or subtenant, all of whom shall be required to expressly assume Lessee's obligations hereunder.

     16. Default.

          A. Lessee does hereby grant to Lessor a contract lien on all property of Lessee now, or hereafter, placed in or upon the Leased Premises (except such part of property or merchandise as may be exchanged, replaced or sold from time to time in the ordinary course of operations or trade), and such property is hereby subjected to a lien in favor of

     Lessor and shall be, and remain, subject to such lien for payment of all rents and other sums agreed to be paid by Lessee, said lien to be in addition to and cumulative of the landlord's lien provided by law.

          B. If Lessee shall fail to pay any installment of rent or other sum when it becomes due and payable as provided herein, or shall fail in the performance of any of the covenants, agreements, terms or conditions of this lease, or if Lessee shall desert, abandon or vacate the Leased Premises, or if by reason of Lessee's occupancy of the Leased Premises, Lessor shall be unable to procure or keep insurance on the Leased Premises or the improvements thereon, then in any such event, if such default or condition shall continue after ten (10) days' notice thereof in writing to Lessee to make good such default or condition (provided, that, as to any failure to pay rent or other sum occurring after Lessor has given written notice as to any such prior failures twice in any calendar year, Lessor shall not be required to give written notice before pursuing any remedy provided herein), Lessee shall be deemed to be in default; and, without further notice of any kind, Lessor may at its option:

               (1) Reenter and take possession of the Leased Premises by legal proceedings or otherwise without terminating this lease, by force if necessary, and relet the Leased Premises in whole or in part for the account of Lessee at such rental and upon such covenants and conditions to such tenant or tenants as Lessor may deem proper and for a longer or shorter period than the balance of the term of this lease. Lessor shall receive all proceeds and rents accruing from such reletting and shall apply such proceeds first to the payment of all reasonable costs and expenses incurred by Lessor in obtaining possession and in reletting the Leased Premises, including without limitation reasonable attorneys' fees and collection fees, then to the reasonable cost of alterations, repairs or remodeling necessary in Lessor's opinion to enable Lessor to relet the Leased Premises, and finally to the payment of all such amounts as may be due or may become due under the provisions of this lease, and the balance remaining, if any, at the expiration of the full term of this lease or upon the sooner termination thereof shall be paid to Lessee. If the proceeds or rentals so received by Lessor under the provisions of this paragraph are insufficient to pay all such expenses and all amounts due and becoming due hereunder, Lessee shall pay to Lessor upon demand by Lessor such deficiency as may from time to time exist, and Lessor need not wait until the termination of this lease to recover such deficiency by legal or other action.

               (2) Terminate this lease at once, including any interest of Leases hereunder, and immediately reenter and take possession of the Leased Premises by legal proceedings or otherwise and by force if necessary.

               (3) In the event of any reentry, Lessor may remove all persons from the Leased Premises, and Lessor may remove all property located in or about the Leased Premises. At Lessor's option, it may either place such property located in a public warehouse at the cost and risk of Lessee, or sell such property in whole or in part in the manner and after giving the notices required by the laws of the State of Arizona to the highest bidder for cash, with or without such property being present at the sale. The proceeds shall be applied first to the payment of all reasonable costs and expenses incurred by Lessor in taking and removing such property, including without limitation reasonable attorneys' fees, then to the payment of any rent or other amounts owing to Lessor and finally the balance remaining, if any, shall be paid to Lessee.

               (4) No reentry or reletting of the Leased Premises shall be construed as an election by Lessor to terminate this lease unless a written notice of such intention is given by Lessor to Lessee; and notwithstanding any such reletting without terminating this Lease, Lessor may at any time thereafter elect to terminate this lease in the event that Lessee remains in default hereunder.

               (5) Lessee waives all claims or demands for damages that may be caused by Lessor in reentering and taking possession of the Leased Premises as hereinabove provided and all claims or demands for damages resulting from the destruction of or injury to the Leased Premises and all claims or demands for damage or loss of property belonging to Lessee or any other person that may be in or about the Leased Premises at the time of such reentry.

               (6) In addition to all rights of Lessor specified herein, Lessor shall be entitled to all other rights provided in law or equity. The various rights, options and remedies of Lessor contained in this lease shall be cumulative, and no one of them shall be construed as exclusive of any of the others.

               (7) Neither the acceptance of rental hereunder nor lapse of time nor any other act or omission on the part of Lessor, its agents or employees, shall constitute a waiver of any breach by Lessee of the covenants or conditions of this lease; as long as any such breach continues, Lessor shall have the right to declare the Lessee to be in default and to enforce the remedies provided herein. The waiver by Lessor, its agents or employees, of any breach in the performance by Lessee or any covenant contained herein shall not be construed to be a waiver of any preceding or subsequent breach of any other covenant contained herein. The subsequent acceptance of rent or other sums hereunder by Lessor shall not be deemed a waiver of any preceding breach other than the failure of Lessee to pay the particular rental or other sum so accepted, regardless of Lessor's knowledge of such preceding default at the time of acceptance of such rent or other sum.

               (8) If Lessor retains an attorney to enforce any of its rights hereunder, or becomes involved in any suit connected with this lease, Lessee shall pay Lessor's reasonable court costs and attorneys' fees.

     17. Lessee's Insolvency or Bankruptcy. It is agreed by Lessee that upon the filing of any petition by or against Lessee under any chapter of the federal bankruptcy laws, or upon the adjudication of Lessee as a bankrupt or insolvent, or upon the appointment of a receiver or trustee to take possession of all or substantially all of the assets of Lessee, or upon the making of a general assignment by Lessee for the benefit of creditors, or upon the taking of any other action by Lessee under any state or federal insolvency or bankruptcy act or other similar law, and upon the continuance of any of the foregoing events for thirty (30) days, Lessor may, at its election, declare this lease in default upon the giving of written notice thereof to Lessee; and, in such an event, Lessor may exercise all rights and remedies herein provided to it upon default without necessity of further notice to Lessee.

     Neither this lease, or any interest herein, nor any estate created hereby, shall pass by operation of law under any state or federal insolvency or bankruptcy act or similar law to any trustee, receiver, assignee for the benefit of creditors, or any other person whatsoever without the prior written consent of Lessor. Any purported or attempted transfer in violation of the provisions of this paragraph shall constitute a default under this lease, and Lessor, at its option by written notice to Lessee, may exercise all rights and remedies herein provided for upon such a default, including the termination of this lease without the necessity of further notice.

     18. Lessor May Pay Lessee's Obligations. In the event that Lessee does not pay before delinquent any taxes, assessments, or other charges to be paid hereunder by Lessee, Lessor shall have the right, without notice to Lessee to make such payment and to charge Lessee therefor, together with interest thereon from the date of such payment to the date of repayment by Lessee to Lessor at the rate of ten percent (10%) per annum.

     19. Subordination. This lease shall be subject to and subordinate to the lien of any mortgage or deed of trust which now or hereafter may constitute a lien on the Leased Premises, and to any agreements at any time made, modifying, supplementing, extending, or renewing any such mortgage or deed of trust; provided, however, that Lessor shall attempt to obtain from the mortgagee under any such mortgage or beneficiary under any such deed of trust an agreement that so long as Lessee shall not be in default in the terms of this lease, this lease shall not be terminated. The provisions for the subordination of the lease shall be self-operative and no further instrument shall be required to effect such subordination; provided, that the Lessee shall, upon request by any mortgagee at any time or times, execute and deliver any and all instruments that may be reasonable, necessary or proper to affect such subordination. Lessee understands that Lessor contemplates assigning its rights under this lease to the mortgagee and Lessee agrees, upon request by Lessor, to execute the mortgagee's standard acceptance of premises agreement. Lessee further agrees that, upon written notice of the mortgagee's address, Lessee shall give to the mortgagee a copy of all notices that Lessee is required to give to Lessor hereunder at the same time such notices are given to Lessor.

     20. Signs. No signs, advertisements or notices shall be placed by the Lessee on the outside of the building except such as shall be first approved in writing by Lessor. If such approval by Lessor is given, such signs, advertisements or notices shall be installed and maintained at Lessee's expense and shall conform to all applicable governmental laws, rules and regulations.

     21. Entry Reserved by Lessor. Lessor may, during the term of this lease, at reasonable times, enter upon the Leased Premises for the purpose of inspecting same or to do anything required or permitted by this lease, and may at any time during the last six (6) months of the term of this lease, show the Leased Premises to prospective lessees or prospective purchasers.

     22. Surrender. Upon the expiration of the term of this lease, or upon an earlier termination of this lease, Lessee shall surrender up peaceable possession of the Leased Premises in the same condition as the Leased Premises are in at the commencement of this lease, reasonable wear and tear excepted.

     23. Notices. Any notice required or permitted to be given or served by either party to this lease shall be deemed to have been given or served when made in writing by certified United States mail, postage prepaid, addressed as follows:

          Lessor:  Max & Elizabeth Haechler
                   6116 E. Cactus Wren
                   Scottsdale, Arizona  85253

          Lessee:  Max of Switzerland
                   6925 E. McDowell Road
                   Scottsdale, Arizona 85257

All rental payments shall be made to the Lessor at the above address. The addresses may be changed from time to time by either party by serving notice as above provided.

     24. Broker's Commission. Lessor and Lessee represent to the other that there are no broker's commissions in connection with this lease.

     25. Estoppel Certificates. Lessee shall, at any time, on ten (10) days' prior written notice by Lessor or the mortgagee, execute, acknowledge, and deliver to Lessor or the mortgagee a written statement certifying that this lease continues unmodified and in full force and effect (or if there have been modifications, that this lease continues in full force and effect as modified and stating the modifications), and the dates to which the minimum and the additional rent have been paid, and stating whether Lessor is in default in performing any covenants to this lease, and, should Lessor be in default, specifying each and every such default, it being intended that any such statement delivered pursuant to this paragraph may be relied on by Lessor or any prospective purchaser or mortgagee of the fee or any assignee of any mortgagee on the fee of the Leased Premises.

     26. Compliance with Laws. Lessee agrees, at its sole cost and expense, to comply with all the regulations and requirements of all municipal, county, state and federal authorities now in force or which may hereafter be in force pertaining to the Leased Premises and shall faithfully observe in the use of the Leased Premises all municipal ordinances and county, state and federal statutes now in force or which may hereafter be in force. Lessee further agrees that it will pay for any alterations or changes in the Leased Premises which may be required during the term of this lease to comply with any regulations and requirements of municipal, county, state or federal authorities. Lessee shall indemnify and hold harmless the Lessor from any penalties, damages, or charges imposed or incurred for any violation of such regulations, requirements, ordinances or laws, whether or not occasioned by the negligence of the Lessee or any agent, tenant, or contractor then upon or using the Leased Premises.

     Lessee shall, however, have the right to contest by appropriate legal proceedings, without cost or expense to Lessor, the validity of any of the foregoing requirements, statutes and ordinances; and if by the terms of any such statutes or ordinances, compliance therewith may lawfully be postponed without subjecting Lessee or Lessor to any liability for failure to comply therewith, Lessee may postpone such compliance until the final determination of any such proceedings.

     27. Partial Invalidity. If any term, covenant, condition or provision of this lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     28. Net Lease. The Lessor and Lessee agree that this lease is an absolutely "Net Lease", which means that the Lessee pays as additional rent, without defense, offset, or deduction, all expenses connected with the Leased Premises, including but not limited to real and personal property taxes and assessments, fire and extended coverage insurance premiums, liability and damage insurance premiums, parking lot and common area maintenance expenses, and all expenses of maintenance, replacement, repair, and reconstruction on the Leased Premises.

     29. Effect of Waiver. Any waiver by Lessor or Lessee of any breach of this lease, or of any right of either party, shall not constitute a waiver of any other breach or of any other right.

     30. Sole Agreement. This lease contains the entire agreement between the parties hereto and no term or provision hereof may be changed, waived, discharged or terminated unless the same be in writing executed by Lessor and Lessee.

     31. Law. The law of Arizona shall govern the construction, performance and enforcement of this lease.

     32. Time of Essence. Time shall be of the essence in the performance of every term, covenant and condition of this lease.

     33. Captions. The Article captions are inserted for convenience of reference and are in no way to be construed as a part of this lease or as a limitation on the scope of the Article to which they refer.

     34. Benefit. This lease shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

     35. Assignment by Lessor. The term "Lessor" as used in this lease means only the owner for the time being in fee of the Leased Premises, or the owner of the leasehold estate created by an underlying lease, or the mortgagee of the fee or of such underlying lease in possession for the time being of the Leased Premises, so that in the event of any sale of the Leased Premises or of any transfer or assignment or other conveyance of such underlying lease and the leasehold estate thereby created, the seller, transferor, or assignor shall be entirely relieved of all further obligations of the Lessor herein. It shall be deemed without further agreement between the parties or their successors in interest, or between the parties and any such purchaser, transferee, or assignee, that such purchaser, transferee, or assignee has agreed to carry out all obligations of the Lessor hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and year first above written.



                                       LESSOR /s/ Max Haechler
                                              -------------------------------
                                                  Max Haechler

                                              /s/ Elizabeth Haechler
                                              -------------------------------
                                                  Elizabeth Haechler



                                       LESSEE

                                              Max of Switzerland BY:

                                              /s/ Max Haechler
                                              -------------------------------
                                              Max Haechler, President

STATE OF ARIZONA    )
                    ) ss:
County of Maricopa  )

     On this the 17th day of September, 1979, before me, the undersigned officers, personally appeared Max Haechler and Elizabeth M. Haechler, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same for the purpose therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       /s/ Diane Berger
                                       -------------------------------
                                       Notary Public


My commission expires:

My Commission Expires March 8, 1982
-----------------------------------



STATE OF ARIZONA    )
                    ) ss:
County of Maricopa  )

     On this the 17th day of September, 1979, before me, the undersigned officer, personally appeared Max Haechler, who acknowledged himself to be the Lessee, respectively, of MAX OF SWITZERLAND, an Arizona Corporation, and that they, as such he being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ Diane Berger
                                       -------------------------------
                                       Notary Public

My commission expires:

My Commission Expires March 8, 1982
-----------------------------------

                                       /s/ Henry G. [Illegible]
                                       -------------------------------
                                       Registered Land Surveyor


                                  Number: 9087


                                     RESULT

                                       OF

                                     SURVEY


DESCRIPTION OF LAND IN MARICOPA COUNTY, ARIZONA:
------------------------------------------------

That part of FARM UNIT "B" according to the FARM UNIT Plat of Section 3, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

BEGINNING at the Northeast corner of said FARM UNIT "B"; thence West along the North line of said FARM UNIT a distance of 393 feet to a point; thence south and parallel to the East line of said FARM UNIT to a point on the North line of PAPAGO PARKWAY, according to Book 78 of Maps, page 12, records of Maricopa County, Arizona; thence East along the North line of said PAPAGO PARKWAY to the East line of said FARM UNIT; thence North along said East line to the point of beginning;

EXCEPT any part lying within the property conveyed to the City of Scottsdale, recorded in Docket 119913, PAGE 854, and in Docket 11999, page 122,

AND EXCEPT the North 65 feet of the East 180.00 feet thereof;

AND EXCEPT the East 30.00 feet thereof.


Exhibit A to Lease between Max & Elizabeth Haechler and Max of Switzerland dated September 9, 1977

                                6925 E. McDowell
                                  (Land & Bldg)

                                    SUBLEASE

DATE:     August 11, 1980

LESSOR:   MAX OF SWITZERLAND, an Arizona corporation

LESSEE:   SCOTTSDALE PORSCHE+AUDI, LTD., an Arizona corporation

PROPERTY: See attached Schedule "A"

     THIS LEASE AGREEMENT is entered into on the date set forth above, by Lessor and Lessee, with respect to the following described property, together with all buildings, improvements and leasehold improvements located thereon (the "premises" or the "leased premises"), situated in Maricopa County, Arizona;

                           SEE ATTACHED SCHEDULE "A".

     The complete agreement between the parties is as follows:

     1. Term. The premises are hereby leased by Lessor to Lessee for a term commencing on August 11, 1980 and extending for a period of twenty (20) years thereafter to and including August 10, 2000.

     2. Rental.

          2.01 Base Rental. Lessee agrees to pay to Lessor, as the rent for the premises during the term hereof, the sum of $10,000.00 per month, as adjusted as set forth in paragraph 2.02, payable on the 11th day of each month during the term hereof, commencing August 11, 1980.

          2.02 Three Year Cost of Living Adjustment. The monthly rent provided for in paragraph 2.01 shall be subject to adjustment at the commencement of the fourth, seventh, tenth, thirteenth, sixteenth and nineteenth years of the term of this Lease ("the adjustment date") as set forth in this paragraph.

          The base for computing the adjustment is the Consumer Price Index, United States (All Items), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the month immediately preceding the month in which the lease term commences ("Beginning Index"). If the Index published nearest the adjustment date ("Extension Index") has increased over the Beginning Index, the monthly rent for the following three years (until the next rent adjustment) shall be set by multiplying the monthly rent set forth in paragraph 2.01 by a fraction, the numerator of which is the Extension Index and denominator of which is the Beginning Index, but in no event shall said adjustment reduce the monthly rental below the monthly rent which existed immediately prior to the adjustment.

          The monthly rental shall not at any time be greater than that set forth on the attached Monthly Rent Payment Schedule.

          If the Index is changed so that the base differs from that used as of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United

States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced (or if it is not replaced, some other comparable index or computation) shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     3. Taxes and Impounds.

          3.01 Taxes - On Rental. Lessee agrees to pay any transaction privilege or sales tax imposed on lease rentals by the State of Arizona and the City of Scottsdale concurrently with, and in addition to, each monthly rental payment. If at any time during the term hereof an additional tax or excise on rents as a form of taxation is levied upon or assessed to Lessor by any taxing authority, and not as a part of a general income tax, Lessee will pay the same at the time and in the manner herein-before provided with respect to payment of rent.

          3.02 Taxes - On Property. Lessee agrees to pay all ad valorem property taxes relating to the premises during the term hereof, prorated during the period this Lease is in effect. Lessor agrees to absorb all improvement lien assessments for public improvements on or with respect to the leased premises during the term hereof. Lessor shall use his best efforts promptly to cause the leased premises to be assessed separately for property taxes from other property owned by Lessor. Until such time as the leased premises is separately assessed, ad valorem property taxes will be allocated between the leased premises and any other property covered by property tax bills on the basis of the square footage of the leased premises to the square footage of the entire property covered by the tax bills.

          3.03 Impounds. During the term hereof while there exists any first encumbrance against the premises in favor of an institutional lender, and which first encumbrance requires Lessor to make impound payments to the holder of the encumbrance for taxes or insurance, Lessee will pay such amounts to Lessor at the times and in the manner hereinbefore provided with respect to the payment of rent.

     4. Alterations. Lessee will not, without the prior written consent of Lessor (which Lessor will not unreasonably withhold), make or allow to be made alterations, improvements or additions to the leased premises. Any alterations, improvements or additions made will become a part of the leased premises, subject to the terms hereof, and will be the property of Lessor.

     5. Trade Fixtures. Lessee, at its expense and subject to other provisions set forth or incorporated herein, may install any necessary trade fixtures, equipment and furniture which will remain Lessee's property and will be removed at the end of this Lease. Lessee at its expense will repair all damage caused by such installation or removal.

     6. Maintenance.

          6.01 Maintenance - By Lessee. Lessee at its expense will maintain in good order and repair all portions of the leased premises which are not the obligation of Lessor, including without limitation: walls (painting the same as often as necessary); partitions; floor structures; pipes and conduits; roof utility installations; air conditioning and heating equipment, after any warranties on such equipment have expired; asphalt and concrete floors; and all glass and glassing. Lessee at its expense will also make all repairs of every kind and character to the interior of the leased premises. On the last day of the term hereof, Lessee will surrender the leased premises to Lessor in a state of good repair, excepting only reasonable wear and tear, obsolescence, damage by fire, act or God or the elements and damages which Lessor is required to repair hereunder.

          6.02 Maintenance - By Lessor. Lessor at its expense will cure any structural defects in the leased premises. Lessor will have no other obligation to maintain or repair any portion of the leased premises, except as expressly provided herein. Lessor will not be liable to Lessee for any damage resulting from, or caused by, Lessor's failure to make repairs unless Lessee has promptly notified Lessor in writing of the need for such repairs and Lessor has failed to make them in a diligent manner.

          6.03 Current Condition. Lessor warrants that at the commencement of the term of this Lease the leased premises are in good condition and repair, and that all equipment located on the leased premises, including without limitation plumbing, heating, air conditioning, mechanical, gas and electrical equipment is in good operating condition. Lessee represents and warrants that it has replaced all plate glass having bullet holes or cracks in the showroom of the premises and has replaced the references to Max of Switzerland on all doors of the premises with materials which match the doors and are of comparable quality. Lessor represents and warrants that the buildings, improvements and leasehold improvements located upon the property described in Schedule A on the date hereof are the same buildings, improvements and leasehold improvements which were located upon said property on March 21, 1980, plus any additions thereto subsequent to said date.

     7. Utilities. Upon commencement of the term hereof, Lessor will provide adequate sewer, water, electric and gas lines, pipes and conduits to and for the leased premises. Less__ will pay for all water, gas, electricity and other utilities, including those required for the operation of air conditioning and heating equipment used by Lessee on the leased premises. Lessor shall use his best efforts to cause the leased premises to have utility meters separate from other property owned by Lessor, at Lessor's expense.

     8. Inspection by Lessor. Lessor may go upon the leased premises at all reasonable times for the purposes of inspecting the same, or for the purpose of inspecting the performance by Lessee of the terms and conditions hereof, or for the purpose of constructing, maintaining and repairing the leased premises pursuant to the terms hereof.

     9. Liens. Except for such as it may be contesting in good faith, Lessee will promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered at the request of Lessee and will keep the leased premises free and clear of all mechanics' liens and materialmen's liens in connection therewith.

     10. Insurance Clause. Lessor and Lessee agree that no insurer of any interest of either is to have any right of subrogation against the other and that all fire and other insurance policies carried by the either on the leased premises or the fixtures and equipment therein or other contents thereof will contain a full waiver of subrogation by the insurer against the other and its assigns.

     11. Damage to Lessee's fixtures. Lessee agrees that it will assume the risk of damage to any fixtures installed by or at the expense of Lessee in the leased premises, title to which is retained by Lessee hereunder, from every source other than damage (i) caused by the negligence or willful misconduct of Lessor, its agents or contractors or (ii) resulting by reason of any breach of any of Lessor's obligations under this Lease.

     12. Insurance.

          12.01 Public Liability - Insurance. Lessee at its expense will maintain in full force during the term hereof public liability and property damage insurance covering the leased premises and Lessee's activities therein against claims for personal injury and death to limits of at least $500,000 for each person and $1,000,000 for each occurrence and against property damage claims to a limit of at least $100,000 or in such greater amount as may be required by an institutional lender who holds a first encumbrance against the premises. Lessee will furnish to Lessor a certificate evidencing the fact that such insurance has been obtained and is in full force and effect, that Lessor and any such institutional lender are additional insureds thereunder, and that such insurance cannot be cancelled without ten days' prior notice to Lessor and any such institutional lender.

          12.02 Public Liability - Indemnity. Lessee will hold harmless and indemnify Lessor from and against any and all loss, cost or damage arising by reason of injury or death of persons or damage to property in or upon the leased premises or caused by activities conducted thereon; provided, however, that Lessee will not be required to indemnify Lessor against any damage or injury of any kind arising out of the negligence of Lessor, its agents or employees.

          12.03 Fire Insurance. Lessee at its expense will maintain in full force and effect during the term hereof fire and extended coverage insurance upon the leased premises in an amount not less than 80% of the replacement cost thereof or such greater amount as may be required by an institutional lender who holds a first encumbrance against the premises. Lessee will furnish to Lessor a certificate evidencing the fact that such insurance has been obtained and is in full force and effect, that Lessor and any such institutional lender are additional insureds thereunder, and that such insurance cannot be cancelled without ten days' prior notice to Lessor and any such institutional lead.

          12.04 Insurance Adjustments. On approximately each fifth annual anniversary of the commencement date hereof, Lessor shall meet with Lessee to consider the adequacy of the required minimum limits for public liability insurance and fire and extended coverage insurance. If such limits are not adequate based upon changes which have occurred in the economy since the commencement of the term hereof, such limits shall be adjusted so that the limits are then adequate. Lessor and Lessee shall act reasonably in making such determination.

     13. Damage and Destruction of Premises. In the event of damage or destruction to the premises which is covered by insurance, the insurance proceeds shall be used for the repair and reconstruction of such damage and the parties shall promptly repair and/or reconstruct the premises and the interior improvements to their condition immediately prior to the damage or destruction. This Lease shall continue in full force and effect in the event of such damage and reconstruction. In the event the premises are damaged by a cause not covered by the fire and extended coverage insurance carried on the premises, Lessor shall reconstruct the premises to the extent of the construction at the commencement hereof; provided however, if such uninsured loss exceeds 33% of the then replacement cost of the building, Lessor shall have the option of terminating this Lease by written notice to Lessee, within thirty (30) days of such damage or destruction, in which event this Lease shall terminate as of the date of the damage or destruction. Should Lessor not elect to so terminate the Lease, it shall proceed with due dispatch to reconstruct the premises to the extent of the construction at the commencement hereof, in which event this Lease shall continue in full force and effect. In the event Lessor elects to terminate this Lease, all rentals and other payments shall be prorated as of the date of termination.

     14. Condemnation.

          14.01 Total Condemnation of Leased Premises. If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding, and all rentals shall be paid up to date and Lessee shall have no claim against Lessor or the condemning authority for the value of any unexpired term of this Lease.

          14.02 Partial Condemnation. If any part of the leased premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the leased premises unsuitable for business of the Lesssee, when the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. Lessee shall have no claim against lessor nor the condemning authority for the value of any unexpired term of this Lease, and rent shall be adjusted to the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the Lessee, then Lessor shall promptly restore the leased premises to a condition comparable to its condition at the time of such condemnation, less the portion lost in the taking, and this Lease shall continue in full force and effect with an adjustment in rent based upon the square footage of the leased premises taken to the square footage of the leased premises prior to the taking.

          14.03 Lessor's Damages. In the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the award paid for such condemnation, and Lessor shall receive the full amount of such award, Lessee hereby expressly waiving any right to or claim to any part thereof.

          14.04 Lessee's Damages. Although all damages in the event of any condemnation for diminution in value of the leasehold or to the fee of the leased premises shall belong to Lessor, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment.

          14.05 Notice and Execution. Lessor agrees, immediately upon service of process in connection with any appropriation or taking, to give to Lessee notice in writing thereof. Lessee agrees to execute and deliver to the Lessor all instruments that may be required to effectuate the provisions of this paragraph.

     15. Default.

          15.01 Default - Grounds, The failure to pay any monetary amount due and payable hereunder upon the date when such payment is due, such failure continuing for a period of fifteen days after written notice of such default, shall constitute an event of default on the part of Lessee. The occurrence of any of the following events will constitute an event of default by either party hereunder: (i) default in the performance of any of such party's agreements or obligations hereunder, such default continuing for thirty days after written notice thereof from the non-defaulting party to the defaulting party, provided that if such default cannot reasonably cured within such thirty day period, then the defaulting party will not be in default hereunder if it, within such thirty day period, commences curing of such default and diligently and in good faith prosecutes the same; (ii) a general assignment by a party for the benefit of creditors; (iii) the filing of a voluntary petition in bankruptcy by a party or the filing of an involuntary petition by a party's creditors, such involuntary petition remaining undischarged for a period of thirty days; (iv) the appointment of a receiver to take possession of substantially all of a party's assets or of this leasehold, such receivership remaining undissolved or undischarged for a period of thirty days; or (v) attachment, execution or other judicial seizure of substantially all of a party's assets or this leasehold, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty days after the levy thereof.

          15.02 Default - Remedies. Upon the happening of any such event of default on the part of Lessee, Lessor, at any time thereafter, and prior to the curing of such default, may: (i) with or without notice or demand declare the term hereof ended and re-enter the leased premises or any part thereof (with or without process of law) and expel or remove therefrom Lessee and all parties occupying the ____ ___ any of them, using such force as may be necessary to do so, and ______ repossess and enjoy the same without prejudice to any remedies that Lessor might otherwise have by reason of such default; or (ii) re-enter the leased premises at its option, without declaring the lease term ended, and relet the whole or any part thereof for the account of Lessee on such terms and conditions and at such rent as may then prevail for comparable property, collecting such rent and applying it on the amount due from Lessee hereunder and on the expense of reletting and on any other damage or expense so sustained by Lessor, or on any such item or items, recovering from Lessee the difference between the proceeds of such reletting and the amount of the rentals reserved hereunder, which said Lessee agrees to pay upon demand. Should Lessor terminate this Lease by reason of any such default by Lessee, Lessor may thereupon recover from Lessee the worth, at the time of such termination, of the excess, if any, of the amount of rent and charges equivalent to rent reserved herein for the balance of the term over the then reasonable rental value of the leased premises in the same period. Lessor will not, by any re-entry or other act, be deemed to have terminated this lease, or the liability of

Lessee for the total rent hereunder or any installment thereof then due or thereafter accruing or for damages, unless Lessor notifies Lessee in writing that Lessor has so elected to terminate the lease. In addition to the foregoing remedies, Lessor may rectify any defaults of Lessee and add to the rent to be paid hereunder, and to any installment or installments thereof thereafter becoming due. If any installment of rent or any other payment is not paid promptly when due it will bear interest at the highest legal rate permitted by law from the date on which it becomes due until paid, but this provision is not intended to relieve Lessee from any default in the making of any payment at the time and in the manner herein specified. The foregoing interest, expenses and damages will be recoverable from Lessee by the exercise of Lessor's remedies hereinabove set forth. The remedies of Lessor specified herein will be cumulative as to each default to the extent allowed by law.

          Upon the happening of any such event of default by Lessor, Lessee, at any time thereafter, and prior to the curing of such default may: (i) declare the term hereof ended; (ii) sue Lessor for damages; (iii) sue Lessor for specific performance; or (iv) exercise any of the rights or remedies as may be allowed by law or equity. The remedies of Lessee specified herein will be cumulative as to each default to the extent allowed by law.

     16. Holding Over. In the event of any holding over with the consent of Lessor beyond the end of the term hereof, this Lease will be deemed a monthly tenancy upon the agreements herein contained and Lessee will pay a monthly rental at the rate most recently payable by it pursuant to Section _ above, in advance at the beginning of each heldover month, plus any other charges or payments contemplated in this lease.

     17. Compliance with Laws. Leassee will comply with all governmental laws, ordinances, rules and regulations at any time applicable to Lessee's use and occupancy of the leased premises. Lessee will have the right, however, to contest any such law, ordinance, rule or regulation by appropriate legal action, provided that such contest is conducted without expense or prejudice to Lessor.

     18. Statement from Lessee. Lessee will at any time and from time to time within twenty days after written request by Lessor execute, acknowledge and deliver to Lessor a written statement certifying that this Lease is unmodified and in full force and effect if such is the fact (or, if there has been any modification thereof, stating the modifications) and the dates to which the rentals and other charges have been paid in advance, if any. It is understood that any such statement may be relied upon by any prospective purchaser of the estate of Lessor, or by the mortgagee or assignee of any mortgage or the trustee or beneficiary of any deed of trust constituting a lien upon the leased premises.

     19. Notices. All notices required to be given hereunder are to be in writing. Such notices will be personally delivered or sent by United States certified mail, postage prepaid, addressed to Lessor at 6913 East McDowell Road, Scottsdale, Arizona 85251, and to Lessee at the leased premises, or at such other place as respective addressee may have designated in a written notice to the other party. Service by delivery will be deemed to occur on delivery and service by mail will be deemed to occur on the delivery date shown on the return receipt.

     20. Waiver. No waiver of any default by either party hereunder will be implied from any omission by either party to take action on account of such defaults if such default persists or is repeated, and no express waiver will affect any default other than the default specified in the waiver, and then such waiver will be operative only for the time and to the extent therein stated. A waiver by either party of any provision hereof will not be construed as a waiver of any subsequent breach of the same provision, nor will the consent or approval by either party to or of any act by the other be deemed to waive or render unnecessary its consent or approval to or of any subsequent similar acts.

     21. Property Near McDowell Road and Access Parcel. For purposes of this Lease, the leased premises shall be deemed to include all of the right, title and interest of Lessor in the display pads and sign located on the north end of the property near McDowell Road, in the property where said items are located and the right to use and occupy said property. During the term hereof Lessor (and Max of Switzerland) and Lessee shall have joint use of the Access Parcel solely for the purpose of passage of vehicles and persons. Lessor and Lessee shall jointly maintain the Access Parcel, and the expenses thereof shall be borne equally by Lessor and Lessee.

     22. Complete Agreement. It is expressly agreed that the provisions of this Lease cannot be altered, changed, modified or added to except in writing signed by the parties hereto.

     23. Time. Time is of the essence hereof.

     24. Short-form Lease. Upon request of either party, Lessor or Lessee will both execute and acknowledge a short-form lease for purposes of recording, which short-form lease will describe the premises as being subject to the rights, agreement and restrictions contained herein and the term hereof.

     25. Assignment and Subletting. Lessee may not assign this Lease or any interest herein, or sublet the leased premises or any portion thereof, without the prior written consent of Lessor, which consent will not be unreasonably withheld. Lessor hereby consents to an assignment by Lessee to a corporate successor upon merger or consolidation of Lessee. Any assignment or subletting prohibited hereunder without the consent of Lessor will be void. The assignee under any such assignment must agree to perform all of Lessee's obligations hereunder, but no such assignment will have the effect of relieving Lessee of its primary liability for the performance of all of its said obligations.

     26. Mortgage by Lessor. It is expressly understood that Lessor will have the right at any time during the term of this Lease and from time to time to mortgage its interest in the leased premises for any purpose, and that Lessee will, if requested by the lender, subordinate its interest in the leased premises to the lien of such mortgage provided the lender agrees to respect this Lease and accept the performance by Lessee of its obligations hereunder in the event such mortgage is foreclosed, and provided further that the total monthly obligations secured by all of the encumbrances upon the property do not exceed the monthly rental set forth in paragraph 2.

     27. Applicable Law. This Lease shall be construed under the laws of the State of Arizona.

     28. Attorney's Fees. In the event of any action at law or in equity between Lessor and Lessee to enforce any of the provisions or rights hereunder, the unsuccessful party to such litigation covenants and agrees to pay the successful party all costs and expenses, including reasonable attorneys' fees incurred therein by said successful party, and if said successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and made a part of such judgment. Should Lessor, without fault, be made party to any litigation instituted by or against Lessee, Lessee covenants and agrees to pay Lessor all costs and expenses, including reasonable attorneys' fees incurred by Lessor in connection with such litigation. Should Lessee, without fault, be made a party to any litigation instituted by or against Lessor, Lessor covenants and agrees to pay Lessee all costs and expenses, including reasonable attorneys' fees incurred by Lessee in connection with such litigation.

     29. Address, Quiet Enjoyment and Condition of Title. Lessor covenants and warrants that the leased premises has a street address of 6925 East McDowell, Scottsdale, Arizona 85251, that the leased premises constitutes the property upon which the business of Scottsdale Prosche-Audi, Inc. was conducted immediately preceding the commencement of the term hereof and that the leased premises is all of the property lying north of the south line of the leased premises and east of the center line of the wall and east of the center line of the wall as extended north to McDowell Road (the wall being that certain wall which divided the businesses of Scottsdale Porsche-Audi, Inc. and Max of Switzerland on March 21, 1980). Lessor covenants and agrees that Lessee, so long as it shall not be in default hereunder, shall peacefully and quietly hold, occupy and enjoy the premises during the term of this Lease. Lessor covenants and warrants that the leased premises are free and clear of all liens, encumbrances and adverse claims, except 1980 taxes and the matters set forth on Schedule "B" attached hereto.

     30. Rights of First Refusal. At any time prior to fifty-five days following the expiration of the term of this Lease, Lessor shall not sell or contract to sell less than all of the leased premises. At any time prior to fifty-five days following the expiration of the term of this Lease, Lessor shall not sell or contract to sell all of the leased premises unless the premises is first offered to Lessee for the same price, and upon the same terms and conditions as to which Lessor proposes to sell or transfer the premises to the third party. Lessor must give Lessee written notice setting forth the name and address of the proposed purchaser and the price, terms and conditions of any bona fide offer by or to Lessor under which Lessor proposes to sell or transfer the premises. Within the thirty day period following Lessee's receipt of such notice, or within sixty days following the expiration of the term of the Lease, whichever first occurs, Lessee by written notice to Lessor may elect to purchase the premises, for the same price and upon the same terms as the offer. If Lessee does not elect to purchase the premises, Lessor may then sell the premises to the third party named in

Lessor's notice to Lessee, for the price and upon the terms therein stated. If the escrow is not closed for the price and upon the terms and conditions contained in the notice, then Lessor may not thereafter, at any time prior to fifty-five days following the expiration of the term of this Lease, sell the premises to any party other than Lessee without first offering the premises to Lessee in the manner set forth in this paragraph. The provisions of this paragraph shall have no application to a transfer of the premises or any portion thereof, by gift or in any other manner, by Lessor to his spouse, to any of his lineal descendants or spouses of lineal descendants (through natural birth or legal adoption), to a corporation or partnership, the majority voting interest of which is owned by Lessor, or to a trust, all of the beneficial interest of which is owned by one, some or all of the foregoing permitted transferees.

     At any time prior to fifty-five days following the expiration of the term of this Lease, Lessor shall not lease or contract to lease all or any portion of the leased premises unless same is first offered to Lessee for the period following the expiration of the term of this Lease, upon the same lease terms and conditions as to which Lessor prepares to lease same to the third party. Lessor must give Lessee written notice setting forth the name and address of the proposed Lessee and the terms and conditions of any bona fide offer by or to Lessor under which Lessor proposes to lease the premises. Within the thirty day period following Lessee's receipt of such notice, or within sixty days following the expiration of the term of the Lease, whichever first occurs, Lessee by written notice to Lessor may elect to lease the premises, upon the same terms as the offer. If Lessee does not elect to lease the premises, Lessor may then lease the premises to the third party named in Lessor's notice to Lessee, upon the terms therein stated. If the lease is not executed upon the terms and conditions contained in the notice, then Lessor may not thereafter, at any time prior to fifty-five days following the expiration of the term of this Lease, lease the premises to any party other than Lessee without first offering the premises to Lessee in the manner set forth in this paragraph.

     31. Other Agreement and ? Default. Max Haechler and Lessee are simultaneously herewith executing a Consultating Agreement. An event of default by a party under said Consulting Agreement shall also constitute an event of default under this Lease in the same manner as if an event of default had occurred directly under this Lease.

     32. Setoff. This Lease arose as a result of an Agreement between Max Haechler and Elizabeth M. Haechler ("Haechler") and Steven Knappenberger, or nominee, dated June 1_, 1980. Haechler has certain obligations under ______ Agreement and the documents executed and delivered pursuant thereto. Lessee may, but is not obligated to, set off against any obligations of Lessee to Lessor under this Lease any claim which Steven Knappenberger, or nominee may have against Haechler under said Agreement and the documents executed and ___________ thereto. Notwithstanding anything herein to the contrary, the right of setoff shall not exist with respect to any claim unless Lessee gives notice to Lessor of such claim and Lessor fails to satisfy such claim within sixty days after such notice.

     33. Possible Extension. On approximately the commencement of the 19th year of the term hereof, Lessor shall meet with Lessee to consider extending the term hereof beyond 20 years and establishing the provisions of such extended term. Nothing herein shall obligate Lessor or Lessee to agree upon extending the term or establishing the terms.

     34. Benefit and Burden. The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date indicated on the first page.

LESSOR:                                LESSEE:

MAX OF SWITZERLAND                     SCOTTSDALE PORSCHE+AUDI, LTD.

By /s/ Max Haechler                    By /s/ Steven Knappenberger
   -----------------------------          --------------------------------
   Max Haechler, President                Steven Knappenberger


STATE OF ARIZONA    )
                    )  ss.
County of Maricopa  )

     On this, the 11th day of August, 1980, before me, the undersigned officer, personally appeared MAX HAECHLER who acknowledged himself to be the President of MAX OF SWITZERLAND, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ Illegible
                                       ---------------------------------
                                       Notary Public

My commission expires:

      3/7/82
----------------------

STATE OF ARIZONA    )
                    )  ss.
County of Maricopa  )

     On this, the 11th day of August, 1980, before me, the undersigned officer, personally appeared STEVEN KNAPPENBERGER who acknowledged himself to be the President of SCOTTSDALE PORSCHE+AUDI, LTD., and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ Illegible
                                       ---------------------------------
                                       Notary Public

My commission expires:

      3/7/82
----------------------


                                    GUARANTY

     The undersigned, jointly and severally, personally guarantee all of the obligations of Lessee set forth on the above Sublease.

     DATED this 11th day of August, 1990

                                       /s/ Steven Knappenberger
                                       -------------------------------------
                                       STEVEN KNAPPENBERGER

                                       /s/ Tamara F. Knappenberger
                                       -------------------------------------
                                       TAMARA F. KNAPPENBERGER

MAIN PARCEL

     A portion of FARM UNIT "B", FARM UNIT Plat, of Lot 2, Section 3, TIN, R4E, G&SRB&M, Maricopa County, Arizona, more particularly described as follows:

     Beginning at the Northeast corner of said FARM UNIT "B"; thence Westerly along the North line of said FARM UNIT "B", S 89(Degree)02'50" W, a distance of
265.81 feet; thence S 00(Degree)52'45" E, a distance of 374.66 feet to the North line of PAPAGO PARKWAY Subdivision as recorded in Book 78 Page 12 of Maricopa County Records; thence Easterly along the North line of said PAPAGO PARKWAY Subdivision N 89(Degree)01'50" E, a distance of 252.50 feet to the East line of said FARM UNIT "B"; thence along said East line N 01(Degree)09'20" E, a distance of 374.85 feet to the Point of Beginning,

     EXCEPT for previously dedicated public Right-of-Way.

ACCESS PARCEL

     A portion of FARM UNIT "B", FARM UNIT Plat of Lot 2, Section 3, TIN, R4E, G&SRB&M, Maricopa County, Arizona, more particularly described as follows:

     Beginning at the Northeast corner of said FARM UNIT "B"; thence Westerly along the North line of said FARM UNIT "B", S 89(Degree)02'50" W, a distance of
265.81 feet; thence S 00(Degree)52'45" E, a distance of 65.00 feet to the True Point of Beginning; thence N 89(Degree)02'50" E, a distance of 18.50 feet; thence S 00(Degree)32'45" E, a distance of 53 feet; thence S 89(Degree)02'50" W, a distance of 32.00 feet; thence N 00(Degree)32'45" W a distance of 53.00 feet; thence N 89(Degree)02'50" E, a distance of 13.50 feet to the True Point of Beginning.

                             LEASEHOLD IMPROVEMENTS

     1    1,000 gallon motor oil tank (underground)

     1    500 gallon waste oil tank (underground)

     2    Stationary engine work stands (mounted in tool room)

          All light fixtures (outdoor display, showroom, office, Parts Dept.)

          Peg board for P+A tools

     45   8 foot lights & bulbs (Shop)

     2    Globe Twin Side by side post lifts drive over

     2    Globe Twin side by side post lifts, drive thru

     4    Globe single post lifts

     1    Rotary Twin post drive on lift

     1    Globe Side by Side post lift for Hunter Alignment Machine

     2    Yale 2-Ton chain hoists

     2    1 Beam rails for chain hoists

     2    Champion upright air compressors, model W184T170BA, 5 HP

     1    Exhaust scavanger system, model CP 1436, 3 HP

     1    Refrigerator "Subzero", Owner's Office

          Sofa (built-in) & 4 pillows (Owner's Office)

          Mini blinds (8 sets, Office Bldg.)

     All similar items located upon the Main Parcel on June 17, 1980.



                            SCHEDULE "A" (Continued)

                                  SCHEDULE "B"

(All recording data refer to records in the office of the County Recorder of the County in which the land is situated.)

A. The liabilities, obligations and burdens imposed upon said land by reason of inclusion within the Salt River Project Agricultural Improvement and Power District and Agricultural Improvement Districts.

B. TAXES AND ASSESSMENTS collectible by the County Treasurer, not yet due and payable for the following year;

     Year                              1980.

     EASEMENT and rights incident thereto, as set forth in instrument;

     Recorded in Docket                2790
     Page                              560
     Purpose                           Electric transmission lines
     Affects                           The centerline to extend from the North
                                       to the South boundaries of the South 180 feet of the North 375 feet of FARM UNIT
                                       "B" along, parallel to and 180 feet West of the East line thereof.

     EASEMENT and rights incident thereto, as set forth in instrument;

     Recorded in Docket                2949
     Page                              226
     Purpose                           Electric transmission lines
     Affects                           The centerline to extend from the East to
                                       the West boundaries of the West 356 feet of the East 386 feet of the North 375 feet of FARM UNIT "B" along, parallel to and 158.5 feet North of the South line thereof.

     ANY ACTION that may be taken by the Department of Transportation to acquire right of way for State Highway, as disclosed by Resolution of Intent;

     Recorded in Docket                4515
     Page                              203.


                                    continued

     SCHEDULE B CONTINUED

     FINANCING STATEMENT between;

     Debtor                            Max Haechler and Elizabeth M. Haechler
     Secured Party                     The Arizona Bank
     Recorded                          November 8, 1976
     Docket                            11935
     Page                              703.
     (Covers more)

     EASEMENT and rights incident thereto, as set forth in instrument;

     Recorded in Docket                11999
     Page                              122
     Purpose                           Highway and utility purposes
     Affects                           The South 20 feet.

     FACILITIES LEASE under the terms and conditions contained herein made by;

     Lessor                            Chevron U.S.A. Inc.
     Lessee                            Max of Switzerland
     Dated                             February 23, 1977
     Term                              5 years
     Recorded                          April 11, 1977
     Docket                            12163
     Page                              508;

     (Affects personal property attached to the within property)

     LESSORS INTEREST was collaterally assigned;

     To                                Southland Life Insurance Company, a Texas
                                       corporation
     By Assignment dated               November 7, 1979
     Recorded                          November 8, 1979
     Docket                            14019
     Page                              122
     As additional security for indebtedness secured by Deed of Trust;
     Recorded in Docket                14019
     Page                              108;

     THEREAFTER AN ATTORNMENT AGREEMENT modifying said lease was executed by the parties named below;

     Lessee                            Max of Switzerland, an Arizona
                                       corporation
     Lender                            Southland Life Insurance Company
     Dated                             November 7, 1979
     Recorded                          November 8, 1979
     Docket                            14019
     Page                              133;

     SAID ATTORNMENT AGREEMENT among other things subordinated the


                                   continued

     Lessees interest to the lien of the instrument referred to below;

     Instrument                        Deed of Trust
     Recorded in Docket                14019
     Page                              108;

     THEREAFTER THE LESSOR'S INTEREST was subordinated to the lien of the instrument;
     Recorded in Docket                14019
     Page                              108
     by Subordination Agreement;
     Recorded in Docket                14019
     Page                              141.
     (Covers more)
     FINANCING STATEMENT between;

     Debtor                            Max Switzerland
     Secured Party                     The Arizona Bank
     Recorded                          October 4, 1977
     Docket                            12467
     Page                              1487;

     THEREAFTER SUBORDINATED to the lien of the instrument;

     Recorded in Docket                14019
     Page                              108;
     By Subordination Agreement;
     Recorded in Docket                14019
     Page                              148.
     (Covers more)
     SECURITY AGREEMENT between;

     Debtor                            Max of Switzerland
     Secured Party                     The Arizona Bank
     Recorded                          October 4, 1977
     Docket                            12467
     Page                              1490;

     THEREAFTER SUBORDINATED to the lien of the instrument;

     Recorded in Docket                14019
     Page                              108;
     By Subordination Agreement;
     Recorded in Docket                14019
     Page                              152.
     (Covers more)
     EASEMENT and rights incident thereto, as set forth in instrument;

     Recorded in Docket                13497
     Page                              306
     Purpose                           Alley
     Affects                           The South 10 feet.


                                    continued

     SCHEDULE B CONTINUED

     DEED OF TRUST AND ASSIGNMENT OF RENTS given to secure the original amount shown below and any other amount payable under the terms thereof;

     Original amount                   $175,000.00
     Dated                             April 19, 1979
     Recorded                          May 1, 1979
     Docket                            13603
     Page                              237
     Trustor                           Max Haechler and Elizabeth M. Haechler,
                                       his wife
     Trustee                           The Arizona Bank
     Beneficiary                       The Arizona Bank;

10.  continued

     SAID DEED OF TRUST WAS SUBORDINATED to the lien of instrument;
     Recorded                          November 8, 1979
     Docket                            14019
     Page                              108
     By Subordination Agreement;
     Recorded                          November 8, 1979
     Docket                            14019
     Page                              144.
     (Covers more)
     DEED OF TRUST AND SECURITY AGREEMENT given to secure the original amount shown below and any other amount payable under the terms thereof;

     Original amount                   $757,516.13
     Dated                             November 7, 1979
     Recorded                          November 8, 1979
     Docket                            14019
     Page                              108
     Trustor                           Max Haechler, an individual and Elizabeth
                                       M. Haechler, an individual
     Trustee                           Title Insurance Company of Minnesota, a
                                       Minnesota corporation
     Beneficiary                       Southland Life Insurance Company, a Texas
                                       corporation
     (Covers more)
     FINANCING STATEMENT between;

     Debtor                            Max Haechler and Elizabeth M. Haechler
     Secured Party                     Southland Life Insurance Company
     Recorded                          November 8, 1979
     Docket                            14019
     Page                              138.
     (Covers more)

     Deed of Trust and Assignment of Rents to The Arizona Bank in the original principal sum of $200,000.00, recorded in Docket 14465, page


                                   continued

     SCHEDULE B CONTINUED

145.


                                    continued

                          MONTHLY RENT PAYMENT SCHEDULE

                             (MAXIMUM MONTHLY RENT)

     Year                                  Monthly Rent Maximum
     ----                                  --------------------
      1                                         $10,000.00
      2                                         $10,000.00
      3                                         $10,000.00
      4                                         $12,000.00
      5                                         $12,000.00
      6                                         $12,000.00
      7                                         $14,400.00
      8                                         $14,400.00
      9                                         $14,400.00
      10                                        $17,280.00
      11                                        $17,280.00
      12                                        $17,280.00
      13                                        $20,390.00
      14                                        $20,390.00
      15                                        $20,390.00
      16                                        $24,060.00
      17                                        $24,060.00
      18                                        $24,060.00
      19                                        $28,391.00
      20                                        $28,391.00


                                   continued

                                                                          6/6/85

                                    EXHIBIT A

                                    SUBLEASE

DATE:     June 7, 1985

LESSOR:   MAX OF SWITZERLAND, an Arizona corporation

LESSEE:   SCOTTSDALE PORSCHE+AUDI, LTD.,
               an Arizona corporation

PROPERTY: See attached Schedule "A"

     THIS LEASE AGREEMENT is entered into on the date set forth above, by Lessor and Lessee, with respect to the following described property, together with all buildings, improvements and leasehold improvements located thereon (the "premises" or the "leased premises"), situated in Maricopa County, Arizona;

          See attached Schedule "A".

     The complete agreement between the parties is as follows:

     1. Term. The premises are hereby leased by Lessor to Lessee for a term commencing on January 1, 1986 and extending thereafter to and including December 31, 2005, provided that if Lessee becomes a franchisee of Jaguar Cars, Inc. for the sale of Jaguar motor vehicles at 6913 East McDowell Road, Scottsdale, Arizona prior to January 1, 1986, the term shall commence on the next business day following such becoming a franchisee. The date on which the term commences is herein called "Commencement Date".

     2. Rental.

          2.01 Base Rental. Lessee agrees to pay to Lessor, as the rent for the premises during the term hereof, the sum of $8,000.00 per month, as adjusted as set forth in paragraph 2.02, payable on the lst day of each month during the term hereof, commencing on the Commencement Date, without the need for demand except as otherwise set forth herein. Rent for the first month and the last month of the term hereof shall equal what would otherwise be the base rental for such month multiplied by a fraction, the numerator of which is the number of days of the term of this Lease during such month and the denominator of which is the number of days in such month.

          2.02 Two Year Cost of Living Adjustment. The monthly rent provided for in paragraph 2.01 shall be subject to adjustment at the commencement of each even numbered calendar year of the term of this Lease commencing 1988 ("the adjustment date"), as set forth in this paragraph.

          The base for computing the adjustment is the Consumer Price Index, United States (All Items), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the month immediately preceding the month in which the lease term commences ("Beginning Index"). If the Index published nearest the adjustment date ("Extension Index") has increased over the Beginning Index, the monthly rent for the following two years (until the next rent adjustment) shall be set by multiplying the monthly rent set forth in paragraph 2.01 by a fraction, the numerator of which is the Extension Index and denominator of which is the Beginning Index, but in no event shall said adjustment reduce the monthly rental below the monthly rent which existed immediately prior to the adjustment.

          The monthly rental shall not at any time be greater than that set forth on the attached Monthly Rent Payment Schedule.

          If the Index is changed so that the base differs from that used as of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced (or if it is not replaced, some other comparable index or computation) shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     3. Taxes and Impounds.

          3.01 Taxes - On Rental. Lessee agrees to pay any transaction privilege or sales tax imposed on lease rentals by the State of Arizona and the City of Scottsdale concurrently with, and in addition to, each monthly rental payment. If at any time during the term hereof an additional tax or excise on rents as a form of taxation is levied upon or assessed to Lessor by any taxing authority, and not as a part of a general income tax, Lessee will pay the same at the times and in the manner hereinbefore provided with respect to payment of rent.

          3.02 Taxes - On Property. Lessee agrees timely to pay all ad valorem property taxes relating to the premises during the term hereof, prorated during the period this Lease is in effect and timely to provide Lessor with proof of payment thereof. Lessee agrees to absorb all improvement lien assessments for public improvements on or with respect to the leased premises during the term hereof. Lessor shall use his best efforts promptly to cause the leased premises to be assessed separately for property taxes from other property owned by Lessor. Until such time as the leased premises is separately assessed, ad valorem property taxes will be allocated between the leased premises and any other property covered by property tax bills on the basis of the square footage of the leased premises to the square footage of the entire property covered by the tax bills.

          3.03 Impounds. During the term hereof while there exists any encumbrance against the premises in favor of an institutional lender, and which encumbrance requires Lessor to make impound payments to the holder of the encumbrance for taxes or insurance, Lessee will pay such amounts to Lessor at the times and in the manner hereinbefore provided with respect to the payment of rent.

     4. Alterations. Lessee will not, without the prior written consent of the holder of any encumbrance upon the leased premises from whom consent is required, make or allow to be made alterations, improvements or additions to the leased premises or raze any improvements on the leased premises, provided such improvements are made in accordance with the requirements of all applicable governing bodies. Lessor will use its best efforts to assist in obtaining such approvals. Any such alterations, improvements or additions made will become a part of the leased premises, subject to the terms hereof, and will be the property of Lessor.

     5. Trade Fixtures. Lessee, at its expense and subject to other provisions set forth or incorporated herein, may install any necessary trade fixtures, equipment and furniture which will remain Lessee's property and will be removed at the end of this Lease. Lessee at its expense will repair all damage caused by such installation or removal.

     6. Maintenance.

          6.01 Maintenance - By Lessee. Lessee at its expense will maintain in good order and repair all portions of the leased premises which are not the obligation of Lessor, including without limitation: walls (painting the same as often as necessary); partitions; floor structures; pipes and conduits; roof; utility installations; air conditioning and heating equipment, after any warranties on such equipment have expired; asphalt and concrete floors; and all glass and glasing. Lessee at its expense will also make all repairs of every kind and character to the interior of the leased premises. On the last day of the term hereof, Lessee will surrender the leased premises to Lessor in a state of good repair, excepting only reasonable wear and tear, obsolescence, damage by fire, act of God or the elements and damages which Lessor is required to repair hereunder.

          6.02 Maintenance By Lessor. Lessor will have no obligation to maintain or repair any portion of the leased premises.

          6.03 Current Condition. Lessor makes no warranties with respect to the condition, repair or operating condition of any portions of the leased premises, and Lessee accepts the leased premises "AS IS" with respect to their quality. Lessor represents and warrants that the buildings, improvements and leasehold improvements which will be located upon the property described in Schedule "A" on the commencement of the term hereof are the same buildings, improvements and leasehold improvements which are located upon said property on the date hereof, plus any additions thereto subsequent to the date hereof.

     7. Utilities. Lessee will pay for all water, gas, electricity and other utilities, including those required for the operation of air conditioning and heating equipment used by Lessee on the leased premises.

     8. Inspection by Lessor. Lessor may go upon the leased premises at all reasonable times for the purposes of inspecting the same, or for the purpose of inspecting the performance by Lessee of the terms and conditions hereof, or for the purpose of constructing, maintaining and repairing the leased premises pursuant to the terms hereof.

     9. Liens. Except for such as it may be contesting in good faith, Lessee will promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered at the request of Lessee and will keep the leased premises free and clear of all mechanics' liens and materialmen's liens in connection therewith.

     10. Insurance Clause. Lessor and Lessee agree that no insurer of any interest of either is to have any right of subrogation against the other and that all fire and other insurance policies carried by the other on the leased premises or the fixtures and equipment therein or other contents thereof will contain a full waiver of subrogation by the insurer against the other and its assigns.

     11. Damage to Lessee's Fixtures. Lessee agrees that it will assume the risk of damage to any fixtures installed by or at the expense of Lessee in the leased premises, title to which is retained by Lessee hereunder, from every source other than damage (i) caused by the negligence or willful misconduct of Lessor, its agents or contractors, or (ii) resulting by reason of any breach of any of Lessor's obligations under this Lease.

     12. Insurance.

          12.01 Public Liability - Insurance. Lessee at its expense will maintain in full force during the term hereof public liability and property damage insurance covering the leased premises and Lessee's activities' therein against claims for personal injury and death to limits of at least $500,000 for each person and $1,000,000 for each occurrence and against property damage claims to a limit of at least $100,000 or in such greater amounts as may be required by an institutional lender who holds a first encumbrance against the premises. Lessee will furnish to Lessor a certificate evidencing the fact that such insurance has been obtained and is in full force and effect, that Lessor and any such institutional lender are additional insureds thereunder, and that such insurance cannot be cancelled without ten days' prior notice to Lessor and any such institutional lender.

          12.02 Public Liability - Indemnity. Lessee will hold harmless and indemnify Lessor from and against any and all loss, cost or damage arising by reason of injury or death of persons or damage to property in or upon the leased premises or caused by activities conducted thereon; provided, however, that Lessee will not be required to indemnify Lessor against any damage or injury of any kind arising out of the negligence of Lessor, its agents or employees.

          12.03 Fire Insurance. Lessee at its expense will maintain in full force and effect during the term hereof fire and extended coverage insurance upon the leased premises in an amount not less than the replacement cost thereof or such greater amount as may be required by an institutional lender who holds an encumbrance against the premises. Lessee will furnish to Lessor a certificate evidencing the fact that such insurance has been obtained and is in full force and effect, that Lessor and any such institutional lender are additional insureds thereunder, and that such insurance cannot be cancelled without ten days' prior notice to Lessor and any such institutional lender.

          12.04 Insurance Adjustments. On approximately each fifth annual anniversary of the commencement date hereof,

Lessor shall meet with Lessee to consider the adequacy of the required minimum limits for public liability insurance and fire and extended coverage insurance. If such limits are not adequate based upon changes which have occurred in the economy since the commencement of the term hereof, such limits shall be adjusted so that the limits are then adequate. Lessor and Lessee shall act reasonably in making such determination.

     13. Damage and Destruction of Premises. In the event of damage or destruction to the premises which is covered by insurance, unless required otherwise by an institutional lender who holds an encumbrance against the premises, the insurance proceeds shall be used for the repair and reconstruction of such damage and the parties shall promptly repair and/or reconstruct the premises and the interior improvements to their condition immediately prior to the damage or destruction. This Lease shall continue in full force and effect in the event of such damage and reconstruction. In the event the premises are damaged by a cause not covered by the fire and extended coverage insurance carried on the premises, Lessor shall reconstruct the premises to the extent of the construction at the commencement hereof; provided however, if such uninsured loss exceeds 33% of the then replacement cost of the building, Lessor shall have the option of terminating this Lease by written notice to Lessee, within thirty
(30) days of such damage or destruction, in which event this Lease shall terminate as of the date of the damage or destruction. Should Lessor not elect to so terminate the Lease, it shall proceed with due dispatch to reconstruct the premises to the extent of the construction at the commencement hereof, in which event this Lease shall continue in full force and effect. In the event Lessor elects to terminate this Lease, all rentals and other payments shall be prorated as of the date of termination. If Lessor and Lessee are not able to agree if the uninsured loss exceeds 33% of the then replacement cost of the building, the question shall be resolved by the procedure set forth in paragraph 14.06.

     14. Condemnation.

          14.01 Total Condemnation of Leased Premises. If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding, and all rentals shall be paid up to date and Lessee shall have no claim against Lessor or the condemning authority for the value of any unexpired term of this Lease.

          14.02 Partial Condemnation. If any part of the leased premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the leased premises unsuitable for business of the Lessee, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. Lessee shall have no claim against Lessor nor the condemning authority for the value of any unexpired term of this Lease, and rent shall be adjusted to the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the Lessee, then Lessor shall promptly restore the leased premises to a condition comparable to its condition at the time of such condemnation, less the portion lost in the taking, and this Lease shall continue in full force and effect with an adjustment in rent based upon the square footage of the leased premises taken to the square footage of the leased premises prior to the taking. If Lessor and Lessee are not able to agree whether the partial taking or condemnation has rendered the leased premises unsuitable for the business of Lessee, the question shall be resolved by the procedure set forth in paragraph 14.06.

          14.03 Lessor's Damages. In the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the award paid for such condemnation, and Lessor shall receive the full amount of such award, Lessee hereby expressly waiving any right to or claim to any part thereof.

          14.04 Lessee's Damages. Although all damages in the event of any condemnation for diminution in value of the leasehold or to the fee of the leased premises shall belong to Lessor, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment.

          14.05 Notice and Execution. Lessor agrees, immediately upon service of process in connection with any appropriation or taking, to give to Lessee notice in writing thereof. Lessee agrees to execute and deliver to the Lessor all instruments that may be required to effectuate the provisions of this paragraph.

          14.06 Resolution of Certain Disputes. In the event Lessor and Lessee are unable to agree upon certain matters set forth in paragraphs 13, 14.02 or 34, Lessor and Lessee shall jointly appoint an arbitrator to decide the question, or if Lessor and Lessee are unable to jointly agree upon an arbitrator, Lessor or Lessee at any time by written notice to the other may appoint an arbitrator, and the other party within five (5) days thereafter by written notice to the first party may appoint an arbitrator. The arbitrator or arbitrators so selected shall decide the question and give notice to Lessor and Lessee thereof within five (5) business days after appointment. If there are two arbitrators who are unable to agree, either arbitrator may request the presiding judge of the Maricopa County Superior Court to appoint a third arbitrator and the decision of a majority of the arbitrators, which shall be made and given to Lessor and

Lessee within five (5) business days after appointment of the third arbitrator, shall be binding upon Lessor and Lessee. If Lessor or Lessee fails to timely designate an arbitrator, the decision shall be made by the arbitrator appointed by the other party. The decision as determined by arbitration shall be binding upon the parties. The costs of arbitration shall be borne equally by Lessor and Lessee.

     15. Default.

          15.01 Default - Grounds. The failure to pay any monetary amount due and payable hereunder upon the date when such payment is due, such failure continuing for a period of fifteen days after written notice of such default, shall constitute an event of default on the part of Lessee. The occurrence of any of the following events will constitute an event of default by either party hereunder: (i) default in the performance of any of such party's agreements or obligations hereunder, such default continuing for thirty days after written notice thereof from the non-defaulting party to the defaulting party, provided that if such default cannot reasonably be cured within such thirty day period, then the defaulting party will not be in default hereunder if it, within such thirty day period, commences curing of such default and diligently and in good faith prosecutes the same; (ii) a general assignment by a party for the benefit of creditors; (iii) the filing of a voluntary petition in bankruptcy by a party or the filing of an involuntary petition by a party's creditors, such involuntary petition remaining undischarged for a period of thirty days; (iv) the appointment of a receiver to take possession of substantially all of a party's assets or of this leasehold, such receivership remaining undissolved for a period of thirty days; or (v) attachment, execution or other judicial seizure of substantially all of a party's assets or this leasehold, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty days after the levy thereof.

          15.02 Default - Remedies. Upon the happening of any such event of default on the part of Lessee, Lessor, at any time thereafter, and prior to the curing of such default, may: (i) with or without notice or demand declare the term hereof ended and re-enter the leased premises or any part thereof (with or without process of law) and expel or remove therefrom Lessee and all parties occupying the same or any of them, using such force as may be necessary to do so, and again repossess and enjoy the same without prejudice to any remedies that Lessor might otherwise have by reason of such default; or (ii) re-enter the leased premises at its option, without declaring the lease term ended, and relet the whole or any part thereof for the account of Lessee on such terms and conditions and at such rent as may then prevail for comparable property, collecting such rent and applying it on the amount due from Lessee hereunder and on the expense of reletting and on any other damage or expense so sustained by Lessor, or on any such item or items, recovering from Lessee the difference between the proceeds of such reletting and the amount of the rentals reserved hereunder, which sum Lessee agrees to pay upon demand. Should Lessor terminate this lease by reason of any such default by Lessee, Lessor may thereupon recover from Lessee the worth, at the time of such termination, of the excess, if any, of the amount of rent and charges equivalent to rent reserved herein for the balance of the term over the then reasonable rental value of the leased premises for the same period. Lessor will not, by any re-entry or other act, be deemed to have terminated this lease, or the liability of Lessee for the total rent hereunder or any installment thereof then due or thereafter accruing or for damages, unless Lessor notifies Lessee in writing that Lessor has so elected to terminate the lease. In addition to the foregoing remedies, Lessor may rectify any defaults of Lessee and add to the rent to be paid hereunder, and to any installment or installments thereof thereafter becoming due. If any installment of rent or any other payment is not paid promptly when due it will bear interest at 18% per annum from the date on which it becomes due until paid, but this provision is not intended to relieve Lessee from any default in the making of any payment at the time and in the manner herein specified. The foregoing interest, expenses and damages will be recoverable from Lessee by the exercise of Lessor's remedies hereinabove set forth. The remedies of Lessor specified herein will be cumulative as to each default to the extent allowed by law.

          Upon the happening of any such event of default by Lessor, Lessee, at any time thereafter, and prior to the curing of such default, may: (i) declare the term hereof ended; (ii) sue Lessor for damages; (iii) sue Lessor for specific performance; or (iv) exercise any of the rights or remedies as may be allowed by law or equity. The remedies of Lessee specified herein will be cumulative as to each default to the extent allowed by law.

     16. Holding Over. In the event of any holding over with the consent of Lessor beyond the end of the term hereof, this Lease will be deemed a monthly tenancy upon the agreements herein contained and Lessee will pay a monthly rental at the rate most recently payable by it pursuant to Section 2 above, in advance at the beginning of each heldover month, plus any other charges or payments contemplated in this lease.

     17. Compliance with Laws. Lessee will comply with all governmental laws, ordinances, rules and regulations at any time applicable to Lessee's use and occupancy of the leased premises. Lessee will have the right, however, to contest any such law, ordinance, rule or regulation by appropriate legal action, provided that such contest is conducted without expense or prejudice to Lessor.

     18. Statement from Lessee. Lessee will at any time and from time to time within twenty days after written request by Lessor execute, acknowledge and deliver to Lessor a written statement certifying that this Lease is unmodified and in full force and effect if such is the fact (or, if there has been any modification thereof, stating the modifications) and the dates to which the rentals and other charges have been paid in advance, if any. It is understood that any such statement may be relied upon by any prospective purchaser of the estate of Lessor, or by the mortgage or assignee of any mortgage or the trustee or beneficiary of any deed of trust constituting a lien upon the leased premises.

     19. Notices. All notices required to be given hereunder are to be in writing. Such notices will be personally delivered or sent by United States certified mail, postage prepaid, addressed to Lessor at 6913 East McDowell Road, Scottsdale, Arizona 85257, and to Lessee at 6925 East McDowell Road, Scottsdale, Arizona 85257, or at such other place as respective addressee may have designated in a written notice to the other party. Service by delivery will be deemed to occur on delivery and service by mail will be deemed to occur on the delivery date shown on the return receipt.

     20. Waiver. No waiver of any default by either party hereunder will be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver will affect any default other than the default specified in the waiver, and then such waiver will be operative only for the time and to the extent therein stated. A waiver by either party of any provision hereof will not be construed as a waiver of any subsequent breach of the same provision, nor will the consent or approval by either party to or of any act by the other be deemed to waive or render unnecessary its consent or approval to or of any subsequent similar acts.

     21. Access Parcel. During the term hereof Lessee shall have use of the Access Parcel for the purpose of passage of vehicles and persons, and for such other purposes as may be acceptable to the party then entitled to possession of the property immediately east of the leased premises. During the term hereof Lessor shall have no right to the use of the Access Parcel.

     22. Complete Agreement. It is expressly agreed that the provisions of this Lease cannot be altered, changed, modified or added to except in writing signed by the parties hereto.

     23. Time. Time is of the essence hereof.

     24. Short-form Lease. Upon request of either party, Lessor or Lessee will both execute and acknowledge a short-form lease for purposes of recording, which short-form lease will describe the premises as being subject to the rights, agreements and restrictions contained herein and the term hereof.

     25. Assignment and Subletting. Lessee may not assign this Lease or any interest herein, or sublet the leased premises or any portion thereof, without the prior written consent of Lessor, which consent will not be unreasonably withheld. Lessor hereby consents to an assignment by Lessee to an affiliate of or related party to Lessee or a stockholder thereof or a spouse or lineal descendent thereof or a trust, estate, partnership, corporation or entity with respect to which the principal beneficiaries or beneficial owners are such stockholders, spouses or lineal descendents, or their parents, brothers, sisters, uncles, aunts or cousins. Any assignment or subletting prohibited hereunder without the consent of Lessor will be void. The assignee under any such assignment must agree to perform all of Lessee's obligations hereunder, but no such assignment will have the effect of relieving Lessee of its primary liability for the performance of all of its said obligations.

     26. There is none.

     27. Applicable Law. This Lease shall be construed under the laws of the State of Arizona.

     28. Attorney's Fees. In the event of any action at law or in equity between Lessor and Lessee to enforce any of the provisions or rights hereunder, the unsuccessful party to such litigation covenants and agrees to pay the successful party all costs and expenses, including reasonable attorneys' fees incurred therein by said successful party, and if said successful party shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and made a part of such judgment. Should Lessor, without fault, be made a party to any litigation instituted by or against Lessee, Lessee covenants and agrees to pay Lessor all costs and expenses, including reasonable attorneys' fees incurred by Lessor in connection with such litigation. Should Lessee, without fault, be made a party to any litigation instituted by or against Lessor, Lessor covenants and agrees to pay Lessee all costs and expenses, including reasonable attorneys' fees incurred by Lessee in connection with such litigation.

     29. Address, Quiet Enjoyment and Condition of Title. Lessor covenants and warrants that the leased premises has a street address of 6913 East McDowell, Scottsdale, Arizona 85257, that the leased premises constitutes the property upon which the business of Max of Switzerland is being conducted on the date hereof and that the leased premises is all of the property lying north of the south line of the leased premises and west of the center line of the wall and west of the center line of the wall as extended north to McDowell Road (the wall being that certain wall which divides the businesses of Scottsdale Porsche+Audi, Ltd. and Max of Switzerland on the date hereof). Lessor covenants and agrees that Lessee, so long as it shall not be in default hereunder, shall peacefully and quietly hold, occupy and enjoy the premises during the term of this Lease. Lessor covenants and warrants that the leased premises are free and clear of all liens, encumbrances and adverse claims except, second half 1984 taxes, 1985 taxes and liens, encumbrances and adverse claims in favor of Southland Life Insurance Company and The Arizona Bank.

     30. Rights of First Refusal. At any time prior to fifty-five days following the expiration of the term of this Lease, Lessor shall not sell or contract to sell less than all of the leased premises. At any time prior to fifty-five days following the expiration of the term of this Lease, Lessor shall not sell or contract to sell all of the leased premises unless the premises is first offered to Lessee for the same price, and upon the same terms and conditions as to which Lessor proposes to sell or transfer the premises to the third party. Lessor must give Lessee written notice setting forth the name and address of the proposed purchaser and the price, terms and conditions of any bona fide offer by or to Lessor under which Lessor proposes to sell or transfer the premises. Within the thirty day period following Lessee's receipt of such notice, or within sixty days following the expiration of the term of the Lease, whichever first occurs, Lessee by written notice to Lessor may elect to purchase the premises, for the same price and upon the same terms as the offer. It Lessee does not elect to purchase the premises, Lessor may then sell the premises to the third party named in Lessor's notice to Lessee, for the price and upon the terms therein stated. If the escrow is not closed for the price and upon the terms and conditions contained in the notice, then Lessor may not thereafter, at any time prior to fifty-five days following the expiration of the term of this Lease, sell the premises to any party other than Lessee without first offering the premises to Lessee in the manner set forth in this paragraph. The provisions of this paragraph shall have no application to a transfer of the premises or any portion thereof, by gift or in any other manner, by Lessor to his spouse, to any of his lineal descendants or spouses of lineal descendants (through natural birth or legal adoption), to a corporation or partnership, the majority voting interest of which is owned by Lessor, or to a trust, all of the beneficial interest of which is owned by one, some or all of the foregoing permitted transferees.

     At any time prior to fifty-five days following the expiration of the term of this Lease, Lessor shall not lease or contract to lease all or any portion of the leased premises unless same is first offered to Lessee for the period following the expiration of the term of this Lease, upon the same lease terms and conditions as to which Lessor proposes to lease same to the third party. Lessor must give Lessee written notice setting forth the name and address of the proposed lessee and the terms and conditions of any bona fide offer by or to Lessor under which Lessor proposes to lease the premises. Within the thirty day period following Lessee's receipt of such notice, or within sixty days following the expiration of the term of the Lease, whichever first occurs, Lessee by written notice to Lessor may elect to lease the premises, upon the same terms as the offer. If Lessee does not elect to lease the premises, Lessor may then lease the premises to the third party named in Lessor's notice to Lessee, upon the terms therein stated. If the lease is not executed upon the terms and conditions contained in the notice, then Lessor may not thereafter, at any time prior to fifty-five days following the expiration of the term of this Lease, lease the premises to any party other than Lessee without first offering the premises to Lessee in the manner set forth in this paragraph.

     The name of the proposed purchaser or lessee shall be kept confidential by Lessee, and Lessee shall not take any action which would jeopardize the proposed sale or lease, other than to exercise Lessee's right to purchase or lease pursuant to this paragraph 30.

     31. Other Agreement and Cross Default. Max Haechler and Lessee are simultaneously herewith executing a Consulting and Non-Compete Agreement. An event of default by a party under said Consulting and Non-Compete Agreement shall also constitute an event of default under this Lease in the same manner as if an event of default had occurred directly under this Lease.

     32. There is none.

     33. Option to Extend. By written notice to Lessor given not later than December 31, 2004, and provided Lessee is not then in default hereunder, Lessee shall have the right to extend the term hereof for an additional period of five
(5) years commencing January 1, 2006. All of the terms and provisions hereof shall be applicable during the renewal term, except that a cost of living adjustment shall be made in accordance with paragraph 2.02 hereof at the commencement of the two year period beginning January 1, 2006, at the commencement of the two year period beginning January 1, 2008, and at the commencement of the one year period beginning January 1, 2010, and provided that the monthly rental shall not at any time be greater than that set forth on the attached Monthly Rent Payment Schedule.

     34. Option to Purchase. If the original term or renewal term of this Lease is then in effect and Lessee is not then in default hereunder, Lessee shall have the right to purchase the premises, exercisable by giving written notice to Lessor at least one (1) year prior to the end of the original term of this Lease or at any time during the renewal term of this Lease for a purchase price equal to 100 times the last monthly base rental in effect prior to the close of the escrow hereinafter described, which purchase price shall be paid in full in cash at the close of escrow. Notwithstanding the foregoing, if the written notice is given during the original term, the amount which the monthly base rental would have been during January, 2006 had there been a cost of living adjustment as of January 1, 2006 shall be calculated (with the January, 2006 figure not being greater than 233.33% of the base rental in years 1 and 2), and the purchase price shall equal 100 times such amount.

     Within fifteen (15) days after the date of such notice, an escrow shall be opened with the title insurance company ("Escrow Agent") designated by Lessee in such notice. Such escrow shall close not later than sixty (60) days after the opening of same; provided, however, if Lessee exercises such option during the original term hereof, the close of escrow shall occur on January 31, 2006, and if Lessee exercises such option during the renewal term hereof, the close of escrow shall occur not earlier than thirty (30) days after the date of such notice. Lessee is not then in default, Lessee shall be entitled to copy the leased premises pursuant to the terms hereof at the rental then in effect until the close of escrow.

     Escrow Agent, within ten (10) days after the opening of escrow, shall deliver to Max Haechler and Elizabeth M. Haechler (the "Haechlers") and to Lessee a preliminary title report or commitment for a standard owner's title insurance policy (herein "Preliminary Report") to insure fee simple title in Lessee as to the premises, under which the insured is Lessee and in the amount of the purchase price. In addition to the Preliminary Report, Escrow Agent shall simultaneously deliver to Lessee copies of all documents identified in Part 2 of Schedule B of the Preliminary Report and in the Requirements Section of the Preliminary Report. At any time prior to the scheduled close of escrow, Lessee shall have the right to notify Escrow Agent and the Haechlers in writing of any defect in the title of the premises and if the Haechlers do not cause such defect to be eliminated or agreed to be insured over within ten (10) days of receipt of notice of such defect, Lessee, at its option, shall be entitled to cancel the escrow, or accept title in its then condition in which event the expense of eliminating such defects and the amount of any such defects which are not eliminated shall be treated as credits to Lessee and applied against the purchase price. A defect in title for purposes hereof shall be any condition then customarily deemed in Maricopa County, Arizona to render the premises unmarketable. If Lessor and Lessee are not able to agree as to whether an item constitutes a defect in title, the question shall be resolved by the procedure set forth in paragraph 14.06. At close of escrow, the Haechlers shall provide to Lessee a standard coverage owner's title insurance policy which shall show as exceptions no items other than those permitted by Lessee according to the terms hereof, and shall be in the form of the standard coverage owner's title insurance policy usually then issued by the title insurer for Escrow Agent. At close of escrow, the Haechlers shall execute a Warranty Deed to be recorded at close of escrow which shall warrant title subject only to those exceptions permitted by Lessee pursuant to the terms hereof.

     35. Prime Lease. Max Haechler and Elizabeth M. Haechler will timely pay and perform all obligations of the lessor under that certain Net Lease, dated September 14, 1979, between Max Haechler and Elizabeth M. Haechler as lessor and Lessor as lessee ("Prime Lease"), and Lessor will timely pay and perform all obligations of the lessee under the Prime Lease. Lessor will not declare a breach or forfeiture by the lessor under the Prime Lease, will not advise the lessor under the Prime Lease of any default by the lessor thereunder and will not perform any act which would give Southland Life Insurance Company the right to declare a default under any documents relating to the property which is the subject of the Sublease. The Prime Lease may not be amended without the prior written consent of Lessee.

     36. Subordination. Lessee shall have the right during the original term and renewal term of this Lease to obtain construction loans, the proceeds of which shall be used only for alterations, improvements and additions to be built upon the premises. For this purpose, Lessee may subject the premises to a lien and Lessor and Max Haechler and Elizabeth M. Haechler covenant and agree to join with Lessee in the execution and delivery of such instruments as may be reasonably required to evidence the subordination of the premises to such lien. Such mortgage, deed of trust or other security instrument shall constitute a lien on the premises as well as the buildings and improvements erected thereon by Lessee, which shall be senior and superior to the interests of Lessor and Max Haechler and Elizabeth M. Haechler therein.

     37. Benefit and Burden. The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date indicated on the first page.

LESSOR:                                LESSEE:

MAX OF SWITZERLAND                     SCOTTSDALE PORSCHE+AUDI, LTD.



By /s/ Max Haechler                    By /s/ Knappenberger
  ----------------------------            --------------------------------
  Max Haechler, President                 Steven Knappenberger, Chairman

STATE OF ARIZONA    )
                    :  SS.
County of Maricopa  )

     On this, the 7 day of June, 1985, before me, the undersigned officer, personally appeared MAX HAECHLER who acknowledged himself to be the President of MAX OF SWITZERLAND, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ (Illegible)
                                       ----------------------------------
                                       NOTARY PUBLIC


My Commission Expires:


My Commission Expires Mar. 25, 1989
-----------------------------------


STATE OF ARIZONA    )
                    :  SS.
County of Maricopa  )

     On this, the 7 day of June, 1985, before me, the undersigned officer, personally appeared STEVEN KNAPPENBERGER who acknowledged himself to be the Chairman of SCOTTSDALE PORSCHE+AUDI, LTD., and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.


                                   continued

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                       /s/ (Illegible)
                                       ----------------------------------
                                       NOTARY PUBLIC


My Commission Expires:


My Commission Expires Mar. 25, 1989
-----------------------------------

                          MONTHLY RENT PAYMENT SCHEDULE

                             (Maximum Monthly Rent)

                                                        Monthly Rent Maximum
                                                     (the following percentage
                                                       of the base rental in
Calendar Years                                             years 1 and 2)
--------------                                             --------------

    3-4                                                       113.33%

    5-6                                                       126.67%

    7-8                                                       140.00%

    9-10                                                      153.33%

    11-12                                                     166.67%

    13-14                                                     180.00%

    15-16                                                     193.33%

    17-18                                                     206.67%

    19-20                                                     220.00%

Option years 1-2                                              233.33%

Option years 3-4                                              246.67%

Option year 5                                                 260.00%

                                                                          6/6/85

                              AMENDMENT TO SUBLEASE

DATE:             June 7, 1985

LESSOR:           MAX OF SWITZERLAND, an Arizona corporation

LESSEE:           SCOTTSDALE PORSCHE+AUDI, LTD., an Arizona corporation

RECITALS:

     Lessor and Lessee entered into a certain Sublease and various letter amendments thereto, all dated August 11, 1980 (collectively "Sublease") and are desirous of amending the Sublease on the terms hereinafter set forth.

     The parties hereto agree as follows:

                                        I

     Paragraph 30 of the Sublease is amended by adding at the end thereof the following: "Notwithstanding anything in this paragraph 30 to the contrary, the rights of first refusal set forth in this paragraph 30 shall terminate on August 12, 1998 if prior to that date Lessee has not given written notice to Lessor that Lessee elects to extend the term hereof pursuant to paragraph 33 hereof."

                                       II

     Paragraph 33 of the Sublease is amended in its entirety to read as follows:

          "33. Option to Extend. By written notice to Lessor given not later than August 11, 1998, and provided Lessee is not then in default hereunder,

     Lessee shall have the right to extend the term hereof for an additional period of five (5) years commencing August 11, 2000. All of the terms and provisions hereof shall be applicable during the renewal term, except that a cost of living adjustment shall be made in accordance with paragraph 2.02 hereof (except at two year intervals) at the commencement of the renewal term for the first two years of the renewal term, at the commencement of the third year of the renewal term for years 3-4 of the renewal term and at the commencement of the fifth year of the renewal term for year 5 of the renewal term, and provided that the monthly rental shall not at any time be greater than that set forth on the attached Extension Term Monthly Rent Payment Schedule."

                                       III

     The Sublease is amended by adding thereto the following paragraph 35:

          "35. Subordination.

          With the prior written consent of Lessor (which Lessor will not unreasonably withhold), Lessee shall have the right during the original term and renewal term of this Lease to obtain construction loans, the proceeds of which shall be used only for alterations, improvements and additions to be built upon the premises. For this purpose, Lessee may subject the premises to a lien and Lessor and Max Haechler and Elizabeth M. Haechler covenant and agree to join with Lessee in the execution and delivery of such instruments as may be reasonably required to evidence the subordination of the premises to such lien. Such mortgage, deed of trust or other security instrument shall constitute a lien on the premises as well as the buildings and improvements erected thereon by Lessee, which shall be senior and superior to the interests of Lessor and Max Haechler and Elizabeth M. Haechler therein."

                                       IV

     The Sublease shall remain in full force and effect, as amended hereby.

                                        V

     The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Sublease as of the date indicated on the first page.

LESSOR:                                LESSEE:

MAX OF SWITZERLAND                     SCOTTSDALE PORSCHE+AUDI, LTD.



By /s/ Max Haechler                    By /s/ Stseven Knappenberger
   ----------------------------           ---------------------------------
   Max Haechler, President                Steven Knappenberger,
                                          Chairman


STATE OF ARIZONA    )
                    : ss.
County of Maricopa  )

     On this, the 7 day of June, 1985, before me, the undersigned officer, personally appeared MAX HAECHLER who acknowledged himself to be the President of MAX OF SWITZERLAND, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ Linda Colquette
                                       ------------------------------------
                                       NOTARY PUBLIC

My Commission Expires:

My Commission Expires Mar. 25, 1989
-----------------------------------

STATE OF ARIZONA    )
                    : ss.
County of Maricopa  )

     On this, the 7 day of June, 1985, before me, the undersigned officer, personally appeared STEVEN KNAPPENBERGER who acknowledged himself to be the Chairman of SCOTTSDALE PORSCHE+AUDI, LTD., and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ Linda Colquette
                                       ------------------------------------
                                       NOTARY PUBLIC

My Commission Expires:

My Commission Expires Mar. 25, 1989
-----------------------------------


                                     CONSENT

     The undersigned guarantors hereby consent to the foregoing Amendment to Sublease.

     DATED this 7 day of June, 1985

                                       /s/ Steven Knappenberger
                                       ------------------------------------
                                       Steven Knappenberger

                                       /s/ Tamara F. Knappenberger
                                       ------------------------------------
                                       Tamara F. Knappenberger

                                       /s/ Max Haechler
                                       ------------------------------------
                                       Max Haechler

                                       /s/ Elizabeth M. Haechler
                                       ------------------------------------
                                       Elizabeth M. Haechler

                             EXTENSION TERM MONTHLY
                              RENT PAYMENT SCHEDULE

                             (Maximum Monthly Rent)

                                                     Monthly Rent Maximum
                                                     (the following
                                                     percentage of the base
                                                     rental in year 1 of the
              Option Years                           base term)
              ------------                           -----------------------
                   1-2                                       297.24%
                   3-4                                       310.58%
                    5                                        323.91%

                            NON-DISTURBANCE AGREEMENT

     THIS AGREEMENT entered into this 7 day of June, 1985, between MAX HAECHLER and ELIZABETH M. HAECHLER ("Lessor") and SCOTTSDALE PORSCHE+AUDI, LTD., an Arizona corporation ('Sublessee"),

                              W I T N E S S E T H:

     WHEREAS, Lessor is the owner of certain property described on Exhibit A attached hereto,

     WHEREAS, Lessor and MAX OF SWITZERLAND, an Arizona corporation ("Sublessor") entered into a certain Lease of the property described in Exhibit A, dated September 14, 1979 ("Prime Lease") in which Lessor is lessor and Sublessor is lessee, and

     WHEREAS, Sublessor and Sublessee have entered into a certain Sublease with respect to a portion of the property described on Exhibit A, dated June 7, 1985,

     NOW, THEREFORE, it is mutually agreed as follows:

                                        I

     As an inducement to Sublessee to execute said Sublease, Lessor agrees that Lessor, its successors and assigns, will not disturb the possession of Sublessee under said Sublease as a result of any default by Sublessor under the Prime Lease and that Lessor will hold Sublessee in quiet enjoyment of the premises described in the Sublease under the terms of the Sublease so long as Sublessee shall not be in default under the terms of the Sublease.

                                       II

     Lessor consents to the Sublease between Sublessor and Sublessee.

                                       III

     The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Non-Disturbance Agreement the day and year first above written.



                                       LESSOR:



                                       /s/ Max Haechler
                                       ---------------------------------
                                       Max Haechler

                                       /s/ Elizabeth M. Haechler
                                       ---------------------------------
                                       Elizabeth M. Haechler



                                       SUBLESSEE:



                                       SCOTTSDALE PORSCHE+AUDI, LTD.



                                       By /s/ Steven Knappenberger
                                          ------------------------------
                                          Steven Knappenberger, Chairman

STATE OF ARIZONA    )
                    : ss.
County of Maricopa  )

     On this, the 7 day of June, 1985, before me, the undersigned officer, personally appeared MAX HAECHLER and ELIZABETH M. HAECHLER, known to me to be the persons whose names are subscribed to the within instrument and acknowledged that they executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       /s/ Linda Colquette
                                       --------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

My Commission Expires Mar. 25, 1989
-----------------------------------


STATE OF ARIZONA    )
                    : ss.
County of Maricopa  )

     On this, the 7 day of June, 1985, before me, the undersigned officer, personally appeared STEVEN KNAPPENBERGER who acknowledged himself to be the Chairman of SCOTTSDALE PORSCHE+AUDI, LTD., and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.





                                       /s/ Linda Colquette
                                       --------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

My Commission Expires Mar. 25, 1989
-----------------------------------

                                    AGREEMENT

     THIS AGREEMENT ("Agreement") is made by and among MAX HAECHLER and ELIZABETH M. HAECHLER, husband and wife ("Haechler"), MAX OF SWITZERLAND, an Arizona corporation ("Max") and SCOTTSDALE PORSCHE + AUDI, LTD., an Arizona corporation ("SPA").

                                R E C I T A L S:

     A. Some or all of the parties hereto executed the following documents, each dated June 7, 1985: Escrow Instructions, Sublease, Memorandum of Sublease, Nondisturbance Agreement, Amendment to Sublease, Consulting and Non-compete Agreement and Agreement (all collectively called "Instruments").

     B. The parties now desire to modify the Instruments.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Subordination and Amendment of Sublease. Max, as sublessor under a sublease agreement with SPA, as sublessee, dated August 11, 1980, ("Sublease") as amended by the Amendment to Sublease dated June 7, 1985, agreed to subordinate its interest in the leased premises to allow SPA to obtain certain financing. The parties now agree that this subordination provision shall be deleted from the Sublease, and that Max or Haechler shall have no obligation whatsoever to subordinate the property commonly known as the Scottsdale Porsche + Audi dealership property for any reason. The parties agree that this Agreement shall act as a second Amendment to the Sublease.

     Max and/or Haechler agree to subordinate only the property commonly known as the Max of Switzerland Jaguar dealership property which is the subject of the Sublease Agreement between Max and SPA dated June 7, 1985.

     2. Lot Split. Max and/or Haechler own and/or lease various property which is the subject of leases with SPA and adjacent property. The parties agree that it is necessary to split out these properties for tax reasons and lien reasons, among others, and the parties agree to take whatever steps are necessary to implement this lot split.

     3. Reaffirmation. In all other respects, the Instruments are hereby reaffirmed.

     IN WITNESS WHEREOF, the parties have executed this Agreement this 15th day of July, 1985.

                                       /s/
                                       --------------------------------
                                       MAX HAECHLER


                                       /s/
                                       --------------------------------
                                       ELIZABETH M. HAECHLER
                                       By: Max Haechler - power of attorney


                                       MAX OF SWITZERLAND, an Arizona
                                       corporation


                                       By: /s/
                                           ----------------------------
                                       Its: President


                                       SCOTTSDALE PORSCHE + AUDI,
                                       LTD., an Arizona corporation


                                       By: /s/
                                           --------------------------------
                                           STEVEN KNAPPENBERGER
                                       Its: Chairman


                                       /s/
                                       --------------------------------
                                       STEVEN KNAPPENBERGER


                                       /s/
                                       --------------------------------
                                       TAMARA F. KNAPPENBERGER



[6.3-2]

                    [Letterhead of Schweizerisches Konsulat]


                                                       Scottsdale, 16 April 1985


Power of Attorney


The undersigned, Elizabeth M. Haechler herewith assigns full power of attorney to her husband Max Haechler for any and all transactions related to whatever matter relative to the Max of Switzerland corporation or any other personal matters concerning joint real estate holdings.

                                       /s/
                                       --------------------------------
                                       ELIZABETH M. HAECHLER



April 16, 1985
[Notarial Seal]
State of Arizona
County of Maricopa



/s/
--------------------------------


My Commission Expires Nov. 24, 1987

                              AMENDMENT TO SUBLEASE


DATE:      November 11, 1985

LESSOR:    MAX OF SWITZERLAND, An Arizona corporation

LESSEE: SPA AUTOMOTIVE, LTD., an Arizona corporation (whose former name was Scottsdale Porsche+Aud, Ltd.)

RECITALS:

     A. Lessor and Lessee entered into a certain Sublease, dated June 7, 1985 ("Sublease").

     B. Lessor and Lessee are desirous of amending the Sublease to reflect a different description of the leased premises.

AGREEMENTS:

     IT IS MUTUALLY AGREED AS FOLLOWS:

     1. Schedule "A" attached hereto is substituted for the Schedule "A" attached to the Sublease, and the "premises" or "leased premises" as described in the Sublease shall be the property described on Schedule "A" attached hereto.

     2. The Sublease shall remain in full force and effect, as amended hereby.

     3. The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Sublease as of the date indicated on the first page.


LESSOR:                                LESSEE:

MAX OF SWITZERLAND                     SPA AUTOMOTIVE, LTD.



By /s/ Max Haechler                    By /s/ Steven Knappenberger
-------------------------------          ---------------------------------
   Max Haechler, President               Steven Knappenberger, Chairman



     The undersigned hereby approve all of the terms and provisions of the foregoing Amendment to Sublease.



/s/ Steven Knappenberger                 /s/ Tamara F. Knappenberger
-------------------------------          ---------------------------------
Steven Knappenberger                     Tamara F. Knappenberger

/s/ Max Haechler                         /s/ Elizabeth M. Haechler
-------------------------------          ---------------------------------
Max Haechler                             Elizabeth M. Haechler

                                  SCHEDULE "A"

Main Parcel

     A portion of FARM UNIT "B", FARM UNIT Plat of Lot 2, Section 3, TIN R4E, G&SRB&M, Maricopa County, Arizona, more particularly described as follows:

     Beginning at the Northeast corner of said FARM UNIT "B"; thence Westerly along the North line of said FARM UNIT "B", S 89(degree)02'50" W, a distance of
265.81 feet to the True Point of Beginning; thence S 00(degree)52'45" E, a distance of 374.66 feet to the North line of PAPAGO PARKWAY Subdivision as recorded in Book 78, Page 12 of Maricopa County Records; thence Westerly along the North line of said PAPAGO PARKWAY Subdivision S 89(0)01'50" W, a distance of
140.52 feet; thence N 01(0)09'20" E, a distance of 374.95 feet to the North line of said FARM UNIT "B"; thence S 89(degree)02'50" E, a distance of 127.21 feet to the True Point of Beginning.

ACCESS PARCEL

         A portion of FARM UNIT "B", FARM UNIT Plat of Lot 2, Section 3, T1N, R4E, L&SRB&M, Maricopa County, Arizona, more particularly described as follows:

Beginning at the Northeast corner of said FARM UNIT "B"; thence Westerly along the North line of said FARM UNIT "B", S89(degree)02'50" W, a distance of 265.81 feet; thence S 00(degree)52'45" E, a distance of 65.00 feet to the True Point of Beginning; thence N 89(degree)02'50" E, a distance of 18.50 feet; thence S 00(degree)32'45" E, a distance of 53.00 feet; thence S 89(degree)02'50" W, a distance of 32.00 feet; thence N 00(degree)32'45" W a distance of 53.00 feet; thence N 89(degree)02'50" E, a distance of 13.50 feet to the True Point of Beginning.

TOGETHER with all leasehold improvements and fixtures located upon the Main Parcel on the date hereof, including without limitation all hoists, compressors and coolers, but excluding one wheel adjustment rack head and all personal property.

                                                                          8/7/86

                          SECOND AMENDMENT TO SUBLEASE

DATE:      July 30, 1986

LESSOR:    MAX OF SWITZERLAND, an Arizona corporation

LESSEE:    SPA AUTOMOTIVE, LTD., an Arizona corporation

RECITALS:

     A. Lessor and Lessee entered into a certain Sublease, dated June 7, 1985, as amended by Amendment to Sublease, dated November 11, 1985 ("Sublease").

     B. Lessor and Lessee are desirous of amending the Sublease on the terms set forth herein.

AGREEMENTS:

     IT IS MUTUALLY AGREED AS FOLLOWS:

     1. Paragraph 36 of the Sublease is amended to read:

          "36. Subordination. Lessee shall have the right to borrow from The Arizona Bank the principal sum of $2,250,000.00 in accordance with a Note to The Arizona Bank dated July 30, 1986 and a Deed of Trust and Assignment of Rents securing payment of the Note likewise dated July 30, 1986. Thereafter, so long as Lessee is not in default, Lessee shall have the right during the original term and the renewal terms of this Lease from time to time to refinance said loan (as said loan may from time to time be refinanced), provided that the principal amount of any such loan shall not exceed the sum of $2,250,000.00, and that the loans shall be on such terms and conditions as are then available in the market place for loans of like nature. For this purpose, Lessee may subject the premises to liens to secure such loans and Lessor and Max Haechler and Elizabeth M. Haechler (jointly "Haechlers") covenant and agree to join with Lessee in the execution and delivery of such instruments as may be reasonably required to evidence the subordination of the premises to such items, provided that Lessor and Haechlers are given notice and an opportunity to cure and a secured indemnity on substantially similar terms as those contained in that certain Indemnification Agreement of even date herewith by and between Marion K. Bolin, as Trustee of the H. M. Knappenberger Trusts No. 1, No. 2 and No. 3, Steven Knappenberger and Tamara F. Knappenberger, and each of them, Max Haechler, Elizabeth M. Haechler and Max of Switzerland, an Arizona corporation. Such mortgage, deed of trust or other security with respect to each loan shall constitute a lien on the premises as well as the buildings and improvements erected thereon by Lessee, which shall be senior and superior to the interests of Lessor and Haechlers therein. Lessee shall cause the lien of any such mortgage, deed of trust or other security to which Lessor or Haechlers have subordinated their interest in the premises to be released from the premises on or before the expiration of the base term (or the renewal term if the renewal option is exercised) hereof unless Lessee shall have acquired the interest of Lessor and Haechlers in the premises."

          2. Should a default occur in any payment and/or performance required under the terms of any loans or any documents evidencing the loan to which Lessor and Haechlers have subordinated,* and/or should a default occur in any performance required under the Indemnification Agreement given in connection with such subordination, such default shall also constitute a default under this Sublease.

          3. The Sublease shall remain in full force and effect, as amended hereby.

*and/or should any of the terms of the loan or any document evidencing the loan to which Lessor and Haechlers have subordinated be altered or changed in any material way, without the prior written consent of Lessor and Haechlers, which will not be unreasonably withheld,

          4. The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Sublease as of the date indicated on the first page.

LESSOR:                                LESSEE:

MAX OF SWITZERLAND                     SPA AUTOMOTIVE, LTD.



By /s/                                 By /s/
  -----------------------------          -----------------------------------
  Max Haechler, President                Steven Knappenberger, Chairman

          The undersigned hereby approve all of the terms and provisions of the foregoing Second Amendment to Sublease, and the undersigned Max Haechler and Elizabeth M. Haechler further agree to timely perform those obligations imposed upon them under the Sublease and the foregoing Amendment to Sublease.



                                       /s/ By Steven Knappenberger,
/s/                                        attorney-in-fact
-------------------------------            ---------------------------------
Steven Knappenberger                       Tamara F. Knappenberger



                                       /s/ by Max Haechler,
/s/                                        attorney-in-fact
-------------------------------            ---------------------------------
Max Haechler                               Elizabeth M. Haechler

                      ASSIGNMENT AND ASSUMPTION OF SUBLEASE


DATE:       June 7, 1989

ASSIGNOR:   SPA AUTOMOTIVE LTD., an Arizona corporation
            formerly known as Scottsdale  Porsche+Audi, Ltd.

ASSIGNEE:   SL AUTOMOTIVE, LTD., an Arizona corporation

RECITALS:

     A. Max of Switzerland, an Arizona corporation, as "Lessor," and Assignor, as "Lessee," entered into a certain Sublease dated June 7, 1985, which Sublease was amended by a certain Amendment to Sublease dated November 11, 1985 and a certain Second Amendment to Sublease dated July 30, 1986 (collectively, the "Sublease").

     B. Assignor desires to assign to Assignee, and Assignee desires to assume, the rights and obligations of Assignor under the Sublease.

AGREEMENTS:

     In consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Assignor assigns to Assignee all of Assignor's right, title and interest in, to and under the Sublease and the leasehold estate created thereby, such assignment to be effective on the earlier of August 1, 1989 and the date upon which Assignee opens for business to the public a motor vehicle dealership at the leased premises as defined in the Sublease (the "Effective Date").

     2. Assignor represents and warrants to Assignee that:

          (a) Assignor is the sole owner and holder of the title to the entire leasehold estate created by the Sublease.

          (b) To the best of Assignor's knowledge, there are no claims pending against Assignor with respect to the Sublease or which would affect Assignee in any way as a result of this Assignment. Assignor is not in default under the Sublease, and no conditions exist which with notice or lapse of time, or both, would constitute a default or event of default by Assignor under the Sublease.

          (c) This Assignment does not constitute a breach of or a default under the Sublease.

     3. Assignee agrees to perform and assumes all obligations of Assignor under the Sublease accruing from and after the Effective Date. Assignee shall indemnify Assignor against and hold Assignor harmless from any and all losses, damages, debts, expenses, liabilities or claims of any kind, including, but not limited to, reasonable attorneys' fees, resulting from or incident to the Sublease and the leasehold estate, provided the same arise out of acts or omissions to act from and after the Effective Date.

     4. Assignor shall indemnify Assignee against and hold Assignee harmless from any and all losses, damages, debts, expenses, liabilities or claims of any kind, including but not limited to, reasonable attorneys' fees, resulting from or incident to the Sublease and the leasehold estate, provided the same arise out of acts or omissions to act prior to the Effective Date.

     5. Assignor covenants that it shall forever defend Assignee's title to the leasehold estate created by the Sublease against all persons whomsoever.

     6. Assignor acknowledges that nothing herein shall relieve Assignor of its liability to Max of Switzerland for the performance of the obligations of the Lessee under the Sublease.

     7. The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.



                                       ASSIGNOR:


                                       SPA AUTOMOTIVE, LTD., an Arizona
                                       corporation



                                       By: /s/ Steven Knappenberger
                                           --------------------------------
                                           Its:   Chairman


                                       ASSIGNEE:


                                       SPA AUTOMOTIVE, LTD., an Arizona
                                       corporation

                                       By: /s/ Steven Knappenberger
                                           --------------------------------
                                           Its:   Chairman


STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     The foregoing instrument was acknowledged before me this 8th day of June, 1989, by Steven Knappenberger, the Chairman of SPA Automotive, Ltd., an Arizona corporation, on behalf of the corporation.


                                       /s/ Helen M. Dowell
                                       ----------------------------------
                                       Notary Public


My Commission Expires:

My Commission Expires March 31, 1990
------------------------------------



STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     The foregoing instrument was acknowledged before me this 8th day of June, 1989, by Steven Knappenberger, the Chairman of SL

Automotive, Ltd., an Arizona corporation, on behalf of the corporation.


                                       /s/ Helen M. Dowell
                                       ----------------------------------
                                       Notary Public


My Commission Expires:

My Commission Expires March 31, 1990
------------------------------------


     The undersigned hereby approve the foregoing Assignment and Assumption of Lease.


                                       /s/ Steven Knappenberger
                                       ----------------------------------
                                       Steven Knappenberger



                                       /s/ Tamara F. Knappenberger
                                       ----------------------------------
                                       Tamara F. Knappenberger



                           THIRD AMENDMENT TO SUBLEASE

DATE:      November 30, 1992

LESSOR:    MAX OF SWITZERLAND, an Arizona corporation

LESSEE:    SPA AUTOMOTIVE, LTD., an Arizona corporation, formerly known as
               Scottsdale Porsche+Audi, Ltd.

RECITALS:

     A. Lessor and Lessee entered into a certain Sublease and various letter amendments thereto, all dated August 11, 1980, which Sublease was amended by a certain Amendment to Sublease dated June 7, 1985, and subsequently further amended by a certain Agreement dated July 15, 1985 (collectively referred to as the "Sublease").

     B. The lessee's interest under the Sublease was previously assigned to another party and then was reassigned to Lessee, and Lessee is the holder of the lessee's interest under the Sublease.

     C. Lessor and Lessee are desirous of amending the Sublease on the terms hereinafter set forth.

     WHEREFORE, the parties hereto agree as follows:

                                       I.

     Paragraph 1 of the Sublease is amended by inserting at the very beginning thereof the following: "Except as may be otherwise provided for herein,"

                                       II.

     Paragraph 33 of the Sublease is amended in its entirety to read as follows:

     "33. Options to Extend.

          33.01 By written notice to Lessor given not later than August 11, 1998, and provided Lessee is not then in default hereunder, Lessee shall have the right to extend the term hereof for an additional period of five
     (5) years commencing August 11, 2000. All of the terms and provisions hereof shall be applicable during the renewal term, except that a cost of living adjustment shall be made in accordance with paragraph 2.02 hereof (except at two year intervals) at the commencement of the renewal term for the first two years of the renewal term, at the commencement of the third year of the renewal term for years 3-4 of the renewal term and at the commencement of the fifth year of the renewal term for year 5 of the renewal term, and provided that the monthly rental shall not at any time be greater than that set forth on the attached Extension Term Monthly Rent Payment Schedule.

          33.02 In addition to the renewal term set forth in subparagraph 33.01 hereof, by notice to Lessor given not later than one year prior to the first day of each subsequent renewal term, and provided Lessee is not then in default hereunder and Lessee has exercised all prior rights under this paragraph to extend the term hereof, Lessee shall have the right to extend the term hereof for three (3) additional periods of five (5) years each, with such subsequent renewal terms commencing August 11, 2005, August 11, 2010, and August 11, 2015 (the "subsequent renewal terms"). All of the terms and provisions hereof shall be applicable during each subsequent renewal term, except that during the subsequent renewal terms a cost of living adjustment shall be made in accordance with subparagraph 33.03 hereof at the commencement of the following dates:

               August 11, 2007

               August 11, 2009

               August 11, 2011

               August 11, 2013

               August 11, 2015

               August 11, 2017

               August 11, 2019

     Notwithstanding the provisions of this paragraph or any other provision of this Sublease, the monthly rental for the first two years of the renewal term commencing August 11, 2005, shall be the Capitalization Rate (as hereinafter defined) multiplied by the Appraised Amount (as hereinafter defined), as such Capitalization Rate and such Appraised Amount are established by the first Appraisal (as hereinafter defined) to be made hereunder, with such amount being divided by 12 (hereinafter referred to as the "Adjusted Base Rental").

          33.03 Commencing with rent due on August 11, 2007, and on August llth of each two (2) years thereafter for the remaining term of this Lease (including any extensions provided for herein), the Adjusted Base Rental shall be adjusted in accordance with the change in the Consumer Price Index (the "Index"), plus any applicable taxes (the "adjustment"). The Index shall mean the average shown on the "U.S. City Average for Urban Wage Earners and Clerical Workers -- All Items", as promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor. No such adjustment shall reduce the annual rental below the monthly rental as adjusted for the preceding twelve (12) months. The adjustment shall be increased in the same ratio as the increase in the Index for the month of July of the year the adjustment is being made as compared with the Index for the month of July, 2005; provided, however, that the adjustment shall not exceed the following percentages:

          August 11, 2007 adjustment shall not exceed the Adjusted Base Rental by more than 10%;

          August 11, 2009 adjustment shall not exceed the Adjusted Base Rental by more than 20%;

          August 11, 2011 adjustment shall not exceed the Adjusted Base Rental by more than 30%;

          August 11, 2013 adjustment shall not exceed the Adjusted Base Rental by more than 40%;

          August 11, 2015 adjustment shall not exceed the Adjusted Base Rental by more than 50%;

          August 11, 2017 adjustment shall not exceed the Adjusted Base Rental by more than 60%; and

          August 11, 2019 adjustment shall not exceed the Adjusted Base Rental by more than 70%.

     Said adjustment shall be effective from the llth day of August of each year in which the adjustment is to be made and shall govern the rental to be paid during the next succeeding twenty-four (24) month period until the next adjustment is to be made as set forth herein."

                                      III.

     The Sublease is amended by adding thereto the following paragraph 36:

          "36. Appraisal and Option to Purchase. On or before April 1, 2005, Lessee shall submit to Lessor an appraisal of the premises setting forth the then fair market value of the premises as determined by an independent M.A.I. appraiser experienced in the appraisal of like properties in Maricopa County, Arizona and designated by Lessee, which fair market value shall be based on the then current use of the premises and which appraisal shall set forth the appraiser's opinion of the then current capitalization rate for comparable properties. If Lessor is dissatisfied with such appraisal, on or before ninety (90) days after submittal of Lessee's appraisal, Lessor shall submit to Lessee an appraisal of the premises setting forth the then fair market value of the premises as determined by an independent M.A.I. appraiser experienced in the appraisal of like properties in Maricopa County, Arizona and designated by Lessor, which fair market value shall be based on the then current use of the premises and which appraisal shall set forth the appraiser's opinion of the then current capitalization rate for comparable properties. "Appraisal" for purposes hereof shall be the appraisal submitted by Lessee if Lessor does not timely submit an appraisal, or the average (with regard to both the fair market value and the capitalization rate) of the appraisals submitted by Lessee and Lessor if Lessor timely submits an appraisal. "Appraised Amount" means the fair market value determined by the Appraisal, and "Capitalization Rate" means the capitalization rate determined by the Appraisal.

          As of any time on or after August 11, 2005, if any renewal term is then in effect and Lessee is not then in default hereunder, Lessee shall have the right to purchase the premises, exercisable by giving written notice ("Election Notice") to Lessor at least ninety (90) days prior thereto, for a purchase price equal to the Appraised Amount, which purchase price shall be paid in full in cash at the close of escrow. If the Election Notice is not given within six (6) months after April 1, 2005, then Lessee shall proceed with obtaining a more current Appraisal under the procedure set forth hereinabove. The parties hereto agree that the Appraised Amount set forth in any Election Notice shall be established by an Appraisal(s) performed within six (6) months immediately preceding the date of the Election Notice.

          Within fifteen (15) days after the Election Notice, an escrow shall be opened with the title insurance company ("Escrow Agent") designated by Lessee in the Election Notice. Such escrow shall close not later than one hundred eighty (180) days after the Election Notice. If Lessee is not then in default, Lessee shall be entitled to occupy the premises pursuant to the terms hereof at the rental then in effect until the close of escrow.

          Escrow Agent, within ten (10) days after the opening of escrow, shall deliver to Max Haechler and Elizabeth M. Haechler (the "Haechlers") and to Lessee a preliminary title report or commitment for a standard owner's title insurance policy (herein "Preliminary Report") to insure fee simple title in Lessee as to the premises, under which the insured is Lessee and in the amount of the purchase price. In addition to the Preliminary Report, Escrow Agent shall simultaneously deliver to Lessee copies of all documents identified in Schedule B of the Preliminary Report and in the Requirements Section of the Preliminary Report. At any time prior to the scheduled close of escrow, Lessee shall have the right to notify Escrow Agent and the Haechlers in writing of any defect in the title of the premises and if the Haechlers do not cause such defect to be eliminated or agreed to be insured over within twenty (20) days of receipt of notice of such defect, Lessee, at its option, shall be entitled to cancel the escrow, or accept title in its then condition in which event the expense of eliminating such defects and the amount of any such defects which are not eliminated shall be treated as credits to Lessee and applied against the purchase price. A defect in title for purposes hereof shall be any condition then customarily deemed in Maricopa County, Arizona to render the premises unmarketable. At close of escrow, the Haechlers shall provide to Lessee a standard coverage owner's title insurance policy which shall show as exceptions no items other than those permitted by Lessee according to the terms hereof, and shall be in the form of the standard coverage owner's title insurance policy usually then issued by the title insurer for Escrow Agent. At close of escrow, the Haechlers shall execute a Warranty Deed to Lessee to be recorded at close of escrow which shall warrant title subject only to those exceptions permitted by Lessee pursuant to the terms hereof. At close of escrow, Lessor shall execute a Quit Claim Deed to Lessee to be recorded at close of escrow, the purpose of which shall be to terminate the master lease on the premises between Haechlers and Lessor and to otherwise transfer to Lessee any other interest Lessor may have in the premises. Escrow charges, closing costs and prorations shall be borne by the parties in accordance with the practice then prevailing in Maricopa County, Arizona.

     If Haechlers desire to effect a tax free exchange of the premises pursuant to ss.1031 of the Internal Revenue Code or any similar section then in effect, Lessee shall reasonably and promptly cooperate with Haechlers, including Lessee entering into a contract for the acquisition of real property which shall be acceptable to Haechlers which shall subsequently be assigned and/or transferred to Haechlers, provided however, that Lessee shall not be required to hold legal title to any other property and Lessee shall not be required to undertake or assume any liabilities or to incur any costs or expenses in connection therewith."

                                       IV.

     The Sublease is further amended by adding thereto the following new paragraphs 37 and 38:

          "37. Refinancing by Lessor. Lessor and Lessee acknowledge that at any time during the term of this Sublease and any extensions thereof, Lessor has the right to refinance the premises. Lessee hereby consents to Lessor refinancing the premises, agrees to fully and promptly cooperate with Lessor in Lessor seeking to perform the subject refinancing, and agrees to provide and/or execute such documents as may be reasonably requested by Lessor in connection therewith; provided however, that any such refinancing documents shall contain a prepayment provision and a provision incorporating by reference this Sublease and that any refinancing shall be subject to Lessee's interest under this Sublease.

          38. Hazardous Material Indemnification. Subject to the limitations and other provisions contained in this Sublease, Lessee shall, and it hereby does, indemnify and agree to pay, defend and hold harmless Lessor and Haechlers from any and all losses, liabilities, damages, injuries, obligations, actions, suits, administrative claims, remedial actions, judgments, awards, fines, claims, demands or expenses (including attorneys' fees) of any and every kind whatsoever, incurred or suffered by, or asserted against, Lessor for, with respect to, or as a direct or indirect result of, the presence on or under the premises of any Hazardous Material, or the escape, seepage, leakage, spillage, discharge, emission, or release from the premises into or upon any land, the atmosphere, or any watercourse, body of water, or wetland of any Hazardous Material, which presence, escape, seepage, leakage, spillage, discharge, emission, or release first occurred during the period commencing August 11, 1980 and terminating upon the termination of this Sublease, as may be extended from time to time (the "Period"), including without limitation, any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Material or any underground storage tanks. For purposes of this Sublease, "Hazardous Material" means and includes any petroleum product and any hazardous substance or any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act; any so-called "Superfund" or "Superlien" law; the Toxic Substances Control Act; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous waste, substance, or material, as now or at any time hereafter in effect; and asbestos or any substance or compound containing asbestos, PCB's, or any other hazardous, toxic, or dangerous waste, substance, or material. Notwithstanding anything in this paragraph to the contrary, if Lessee purchases the premises pursuant to paragraph 36 hereof, then the Period shall include the time of Lessee's ownership of the premises."

                                       V.

     Lessor and Lessee acknowledge that Lessee anticipates making alterations, improvements and additions to the premises to satisfy the requirements of current and future distributors of new vehicles to be sold from the premises. Lessor hereby consents to Lessee making such alterations, improvements and additions to the premises as may be approved or required by such distributors and as may be approved or required by applicable governmental authorities. Lessor further agrees to cooperate promptly with Lessee in Lessee's seeking the approval of governmental authorities for such alterations, improvements and additions and to execute promptly such documents as may be reasonably requested by Lessee in connection therewith, including filings with and submissions to the City of Scottsdale.

                                       VI.

     The Sublease shall remain in full force and effect, as amended hereby.

                                      VII.

     The rights, duties and obligations created hereunder shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Sublease as of the date indicated on the first page.



LESSOR:                                LESSEE:
MAX OF SWITZERLAND,                    SPA AUTOMOTIVE, LTD.,
an Arizona corporation                 an Arizona corporation

By /s/                                 By /s/
   Max Haechler                           Steven Knappenberger,
   ----------------------------           ----------------------------------
   President                              Chairman

                                     CONSENT

     The undersigned guarantors hereby consent to the foregoing Third Amendment to Sublease. The undersigned Max Haechler and Elizabeth M. Haechler further agree to perform the obligations of Haechler under paragraph 36 of the Sublease.

     DATED this 30 day of November, 1992.



                                       /s/
                                       -------------------------------------
                                       Steven Knappenberger
                                       "Guarantor"


                                       /s/
                                       -------------------------------------
                                       Tamara F. Knappenberger
                                       "Guarantor"


                                       /s/
                                       -------------------------------------
                                       Max Haechler


                                       /s/
                                       -------------------------------------
                                       Elizabeth M. Haechler


STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     On this, the 30 day of November, 1992, before me, the undersigned officer, personally appeared Max Haechler who acknowledged himself to be the President of Max of Switzerland, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.


                                       /s/
                                       -------------------------------------
                                       Notary Public

My Commission Expires:

       06/30/93
----------------------

STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     On this, the 30 day of November, 1992, before me, the undersigned officer, personally appeared Steven Knappenberger who acknowledged himself to be the Chairman of SPA Automotive, Ltd., and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.


                                       /s/
                                       -------------------------------------
                                       Notary Public

My Commission Expires:

----------------------
[Notarial Seal]


STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     On this 30 day of November, 1992, before me, a Notary Public, personally appeared Steven Knappenberger and Tamara F. Knappenberger, who acknowledged that they executed the within instrument for the purposes therein stated.


                                       /s/
                                       -------------------------------------
                                       Notary Public

My Commission Expires:

----------------------
[Notarial Seal]


STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     On this ____ day of November, 1992, before me, a Notary Public, personally appeared Max Haechler and Elizabeth M. Haechler, who acknowledged that they executed the within instrument for the purposes therein stated.


                                       /s/
                                       -------------------------------------
                                       Notary Public

My Commission Expires:

       06/30/96
----------------------

                             EXTENSION TERM MONTHLY
                              RENT PAYMENT SCHEDULE

                             (Maximum Monthly Rent)

                                             Monthly Rent Maximum
                                          (the following percentage
                                          of the base rental in year
              Option Years                   1 of the base term)
              ------------                --------------------------
                  1-2                              297.24%

                  3-4                              310.58%

                   5                               323.91%